NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

MFA SEPARATE ACCOUNTS I AND II


ANNUAL REPORT


        NEW YORK LIFE
MFA SERIES FUND, INC.

This is Report by the MFA Series Fund, Inc. for the general information of Multi-Funded Annuity policyowners. It must be accompanyied or preceded by a current prospectus if it is given to anyone who is not an owner of a Multi-Funded Annuity policy. This Report does not offer for sale or solicit orders to purchase securities.



New York Life Insurance
and Annuity Corporation

LOGO

                                                NEW YORK LIFE INSURANCE COMPANY
                                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                       (A DELAWARE CORPORATION)
-------------------------------------------------------------------------------
                                        51 Madison Avenue, New York, N.Y. 10010

-------------------------------------------------------------------------------
To the Owners of The Facilitator (R):

  I am pleased to present the Annual Report for The Facilitator (R) and the MFA Series Fund, Inc. for the year ended December 31, 1995.

  This annual report contains performance information, financial statements, notes and highlights, and other pertinent data for each of the MFA Series Fund, Inc. portfolios available in The Facilitator (R). You will also find, from each portfolio manager, a discussion of portfolio performance relative to the financial markets and economic conditions.

  To help put the year in perspective, following is a brief overview of the financial markets in 1995.

FINANCIAL MARKETS REVIEW

  By any measure, 1995 has been a terrific year for the stock market. The Dow Jones Industrial Average passed both the 4000 and 5000 milestones and ended the year at 5117. The Standard & Poor's 500 Composite Stock Price Index*, also had a record breaking year, passing 500 and then exceeding 600, and at the end of the year was at 616. This growth can also be seen in this year's perfor-mance of the underlying MFA Growth Equity fund in The Facilitator (R) which increased 29.16% this year.

  Falling interest rates had a positive effect on the bond market, as bond prices rose and interest rates fell throughout the year. The benchmark 30-year Treasury Bond dropped almost two percentage points over the past twelve months, closing at 5.95% by year end. Consumers certainly took advantage of the declining interest rate environment. With lower rates, more people decided to refinance their mortgages and purchase automobiles. Investments in stocks, mutual funds and variable annuities, which generally flourish in this type of market, did especially well in 1995. The underlying MFA Bond Fund in The Facilitator (R) increased 18.31% this year.

OUTLOOK FOR 1996

  Of course, no one knows if this strong upward trend in the markets will con-tinue. Few economists expected the markets to perform this well in 1995, and looking ahead is always uncertain. Several factors are likely to influence performance in 1996.

  Politics will certainly play a major role in 1996. With the Republicans in control of Congress, balancing the Federal budget and the upcoming Presiden-tial election, fundamental changes in the economy appear imminent. This might be the year where many entitlement programs, including welfare, social securi-ty, Medicaid and Medicare may see dramatic changes.

  Given the current state of the economy, many economists expect long term in-terest rates to remain low in 1996. This might cause increases in demand for both housing and commercial real estate. In addition, if corporate earnings continue to grow and long term interest rates continue to decline, stocks may continue to rise, causing variable annuities to become an even more attractive investment.

VARIABLE ANNUITIES IN 1996

  During 1996 the 76 million baby boomers will start turning fifty years old. It is likely that as they get older, their priorities will shift towards de-veloping a means to secure a comfortable retirement and therefore, we may see an increase in personal savings in the United States. The combination of asset accumulation and tax deferral, along with other product features, make vari-able annuities an especially attractive retirement vehicle.
--------
* "Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The New York Life MFA Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market.

-------------------------------------------------------------------------------

  New York Life Insurance and Annuity Corporation received almost $350 million in total variable annuity premiums in 1995. This was a 23% increase above the amount received in 1994 and double the amount that was received in 1993! We expect this trend to continue throughout 1996, as more clients become aware of the benefits of variable annuities.

  We thank you for selecting us to be "The Company You Keep (R)." We look for-ward to servicing you in the future to help satisfy your financial needs.

  On the following pages you will find reports from each of the Portfolio Man-agers of the MFA Series Fund, Inc. that are available in The Facilitator (R).


                                          /s/ Seymour Sternberg
                                          Seymour Sternberg
                                          President
                                          NEW YORK LIFE INSURANCE AND ANNUITY
                                           CORPORATION

-------------------------------------------------------------------------------

MACKAY-SHIELDS FINANCIAL CORPORATION

ADVISER'S REPORT

  The U.S. capital markets provided an extraordinary and unexpected feast for investors during 1995. After a gloomy 1994, few expected the magnitude of the stock and bond market moves. The stock market exploded with its best returns since 1975. Stock funds reigned supreme, enjoying their fifth best year since 1959. Individual investors poured money into equity and equity-related mutual funds. Although few investors complained, the strong indexes were hard to beat. Stock prices were propelled by the confluence of continued positive fun-damentals: low inflation, strong productivity gains, solid profit growth, mod-erate economic growth, and lower interest rates. Technology (at least through most of the third quarter), financial stocks, airlines, and healthcare, were among those groups leading the parade of advancing stock prices. Economically sensitive stocks lagged markedly.

  Bond investors also had reasons to celebrate, enjoying the strongest year in 10 years and the third best annual total return since records have been kept. In fact, returns on long-term Treasury bonds approached those of stocks, to-taling 30.1%. Even below investment grade bonds and less risky bonds such as intermediate-term Treasuries returned 19.9% and 19.0%, respectively. At the start of the year, economic growth looked robust and it was feared that infla-tion might accelerate. But in fact, as that elusive "soft landing" became a reality, it provided an environment of slowing economic growth and falling in-flation, which combined with fiscal restraint, consequently drove interest rates down and bond prices up. The 30 year Treasury, which topped 7.9% in Jan-uary, ended the year yielding 5.95%, the lowest since October 28, 1993. Rates declined across the entire maturity spectrum, and the Federal Reserve ended a series of short term interest rate hikes and began to lower rates modestly. The two cuts in the Fed funds rate were only equal to 50 basis points. The one year Treasury bill yield, at more than 7% a year ago, ended the year slightly above 5%. The yield curve began to invert.

  Around the globe, interest rates in Europe headed lower as the global econ-omy faltered, Japanese bond yields appeared ready to head toward zero, and the dollar bottomed out, showing unmistakable signs of reversing a very long-term downward spiral. Most world stock markets could not keep pace with the United States. On average European stocks rose 12.3%. Asian markets were mixed, with the important Japanese Nikkei average reaching its low in July and rallying in the second half, but ending the year up less than 1%. Latin America was the worst region to invest in 1995, with Mexico, Brazil and Colombia posting dou-ble-digit losses.

  Peering into the 1996 U.S. crystal ball, it is virtually inconceivable to conjure another 1995. However, the same positive fundamentals which gave vi-brancy to the market of 1995 still, by and large, remain intact today, and we believe the case for their continuation into 1996 is reasonably solid: contin-ued low inflation aided by strong productivity gains, steady, moderate eco-nomic growth and low interest rates appear to be the most likely ingredients in the 1996 capital markets recipe. The consensus view is that 1996 will be more realistic in terms of the historical norms for stock and bond returns, but that it should be positive. Since consensus views are by definition some-what suspect, wise investors should ponder the risks they face in 1996 and not become overly complacent.

  Offsetting the possibility for meaningful corrections, however, is the very positive fact that should the economy weaken further, there is room to ease interest rates without reigniting inflation, and we believe that in an elec-tion year there may be an incentive to ease interest rates. Therefore, lower rates should jump-start the economy, giving earnings another boost. At 16 times 1996 earnings, the S&P 500* is trading in the middle of its historical range given the current interest rate and inflation environment. Moreover, with companies such as Merck, IBM and others engaged in record breaking stock buyback programs, and with supply not growing as fast, stock market technicals look favorable. Given this scenario and last year's run-up in stock prices, corrections are to be expected, but opportunities will exist both to make money and to manage risk. The non-cyclical sectors of growth should do well in this environment. Although economically sensitive value sectors may have to suffer in the doldrums a while longer and wait their turn as they report tough fourth and first quarter earnings, a pickup in the economy either later in 1996 or early in 1997 will most likely put them back in the forefront of mar-ket leadership.

-------------------------------------------------------------------------------

  The bond market will be extremely sensitive to every tidbit of budget news and the stock market will follow. Other risks to the bond market might be more of a "wild card" nature: political scandals in the U.S. and/or political tur-moil abroad. One risk to bond prices is a reaccelerating economy earlier than anyone expects, caused perhaps by exports picking up, a stimulative budget deal which puts tax cuts in place before the spending cuts go into effect, and finally, economic weakness notwithstanding, a continued low unemployment rate and a high operating rate. This, however is probably only a remote possibili-ty, at least in the first half of 1996. A reasonably benign environment sug-gests a trading range of 5 1/2% to 6 1/2% for the 30-year Treasury. Any neg-ative factor could bump it to the higher end of the range, 7% or even higher. Of course, either a recession or a better than expected budget deal could bring us closer to flirting with 5% on the low end. Our strategy as conserva-tive bond investors will continue to be to keep our duration close to the mar-ket in order to capture further gains, but to stand ready to shorten durations should any of the aforementioned risks, or others, manifest themselves.

                                          Ravi Akhoury Chairman and Chief
                                          Executive Officer MacKay-Shields
                                          Financial Corporation

  *"Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are reg-istered trademarks of the Standard & Poor's Corporation. The New York Life MFA Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. Stock Market. Results assume the reinvestment of all income and capital gains distributions.

-------------------------------------------------------------------------------

NEW YORK LIFE INSURANCE COMPANY

ADVISER'S REPORT

  For 1995, investment returns were some of the best in stock and bond market history and financial investors fared exceptionally well.

  Both markets benefitted from a sharp fall in interest rates resulting from low inflationary pressures, slower economic growth and accommodative monetary policy. In addition, the stock market benefitted from corporate earning strength--especially relative to expectations, high levels of merger and ac-quisition activity and record cash inflows into mutual funds.

  Looking forward, we expect 1996 to be another positive year for investors, but we expect returns to come in at somewhat lower levels. In this environment of sustained moderate growth and price stability, investor capital should con-tinue to perform well. Globalization and liberalization of local economies and financial markets have been positive factors for the investor. Nevertheless, at some point in the future, the continued pressure on worker incomes may cause a reversal--either through a significant economic slowdown, or a shift towards inflationary fiscal policy practices. For the upcoming year, however, we expect continued economic growth combined with low inflation.

  For the bond market, our expectation of modest economic strengthening should result in a slightly higher and flatter yield curve by year-end. We still be-lieve that interest rates are on a secular downtrend from levels prevailing in the 1970's and 1980's but that cyclical strength will push up rates modestly near term. Political cross-currents relating to the Federal budget present a near term risk of higher rates. Within the bond market sectors, we continue to prefer corporates relative to mortgages and Treasuries.

  For the stock market, we anticipate continued, albeit less dramatic growth in value. We believe that larger capitalization stocks will lead the market for the first half, given strong mutual fund inflows. We also believe that fi-nancial stocks will continue to benefit from industry consolidation and fairly low interest rates. We are focusing on corporate restructurings and growing industries undergoing rapid change; such as, healthcare. We see economic growth picking up in Asia and Latin America and expect companies participating in those economies to benefit.

                                          Jean Hoysradt Senior Vice President
                                          in Charge of the Investment
                                          Department New York Life Insurance
                                          Company

-------------------------------------------------------------------------------

CASH MANAGEMENT PORTFOLIO

Ravi Akhoury
Frank Salem
Jessica Terc Portfolio Managers MacKay-Shields Financial Corporation

  The Cash Management Portfolio had a total return of 5.59% for the calendar year 1995, in line with the average Lipper* money market fund return of 5.48%.

  During 1995, interest rates declined more dramatically on the intermediate and longer maturity end of the yield curve than on the shorter end, as the Federal Reserve only eased short term rates modestly. As a result, yields on shorter maturities by year end were only slightly less than intermediate matu-rities.

  Our Cash Management Portfolio strategy continued its emphasis on high quali-ty, liquidity and capital preservation. We remained cautious in our security selection, especially, for example, as it pertained to Japanese banks. Going forward, our strategy will remain conservative in keeping with the objectives of the Portfolio.


  *Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance compa-nies.

  There can be no assurance that the Portfolio will be able to maintain a sta-ble net asset value of $1.00 per share nor is the value of the Portfolio's shares insured or guaranteed by the U.S. Government.

-------------------------------------------------------------------------------

BOND PORTFOLIO

Albert R. Corapi, Jr. Portfolio
Manager New York Life Insurance
Company

  For the twelve months ended December 31, 1995, the Bond Portfolio posted a strong double-digit return of 18.31%, beating the average Lipper* fixed income fund return of 15.25% for the same period.

  Despite weak expectations, 1995 was an outstanding year for the bond market. During the year, the yield curve steepened and rates dropped significantly across all maturities. The yield for the ten and thirty year U.S. Treasury se-curities plummeted 2.26% and 1.93% respectively.

  The Federal Reserve Bank eased monetary policy in July and December. This reversed a string of tightening moves dating back to February of 1994. The ex-pectation of a more accommodative Central Bank aided the bond market consider-ably during the year. The rally was fueled further by indications of moderate economic growth and low inflation, along with the perception that a substan-tial deficit-reduction plan could be enacted.

  The Bond Portfolio's performance versus the broad market was enhanced by an overweighting in corporate securities which outperformed government securi-ties. Performance relative to our benchmark was influenced by asset allocation weightings on the yield curve; as we were underweighted on the more interest sensitive long end of the curve.

  Our conservative, low risk investment style has allowed us to not only main-tain a high quality portfolio, but also to offer a competitive total return.

  Looking forward, we expect the economy to pick up steam sometime in the sec-ond half of 1996. We will adjust the portfolio opportunistically as events un-fold.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/95:

   1 Year:                   18.31%
   5 Years:                   9.89%
   10 Years:                  9.12%
   Since Inception
    (1/23/84):               10.29%

$10,000 Invested in the Bond Portfolio on 1/23/84 vs. Merrill Lynch Corporate and Government Master Index and the Consumer Price Index

                     Bond Port.     Merrill          CPI
       -------------------------------------------------
        1/23/84         10000         10000        10000
       -------------------------------------------------
       12/31/84         11028         11422        10365
       -------------------------------------------------
       12/31/85      13370.35      13583.04     10758.87
       -------------------------------------------------
       12/31/86      15532.33      15706.07     10877.22
       -------------------------------------------------
       12/31/87      17636.96       16035.9     11359.08
       -------------------------------------------------
       12/31/88      17390.05     17273.869     11861.15
       -------------------------------------------------
       12/31/89      19396.96      19714.67     12412.69
       -------------------------------------------------
       12/31/90      20948.61     21388.439     13171.11
       -------------------------------------------------
       12/31/91      24390.46      24787.07     13574.14
       -------------------------------------------------
       12/31/92      26373.41     26690.711     13967.79
       -------------------------------------------------
       12/31/93      29379.97     29642.711     14351.91
       -------------------------------------------------
       12/31/94      28383.99     28673.391     14735.11
       -------------------------------------------------
       12/31/95       33581.1         34138     15065.17
       -------------------------------------------------



                            Source: Micropal, Inc.

  *Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

  The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. Government and agencies as well investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions.

  The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

  Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

GROWTH EQUITY PORTFOLIO

James Agostisi Patricia Rossi
Portfolio Managers New York Life Insurance Company

  The Growth Equity Portfolio generated a return of 29.16% for the twelve months ended December 31, 1995, lagging the average Lipper* growth fund for the first time in four years. While the S&P 500** had an exceptional year, the av-erage Lipper growth fund underperformed this index by approximately 700 basis points. This disparity was caused by the superior performance of larger capi-talized stocks, which have a higher market weighting in the S&P 500 than the smaller capitalized stocks in the Lipper universe.

  Despite our excellent long-term track record, we were disappointed by our relative performance this year. Our defensive posture at the beginning of the year proved to be too conservative as we underestimated the strength of the technology and financial sectors. The portfolio benefitted from our selections in the healthcare industry, particularly in certain pharmaceutical companies, and the financial sector. We also benefitted from the sale of our more cyclical holdings, which significantly underperformed the market.

  In retrospect, 1995's extraordinary returns were primarily a result of sharply falling interest rates and corporate earnings which generally exceeded expectations. The combination of these two factors caused equity valuations to rise sharply. The market was also supported by a favorable supply/demand situa-tion created by abundant share repurchases by corporations, a record level of merger and acquisition activity, and strong flows into equity mutual funds.

  Looking forward to 1996, we anticipate another positive year in the equity markets. We expect declining interest rates, benign inflation, positive money flow into mutual funds and growing earnings to continue. However, we are con-cerned about the declining rate of growth. Therefore, we are beginning to in-crease our focus on large capitalization stocks which can deliver steady pre-dictable unit and earnings growth, such as those in the healthcare industry. In particular, the financial sector should continue to benefit from the low inter-est rate environment. Another risk to our forecast is the Federal budget accord not being as positive as the market anticipates. Should this occur, the market would react negatively with interest rates rising higher than we are now antic-ipating, causing stock prices to decline.

  Our investment strategy is to focus on mid to large capitalization growth stocks which are selling at reasonable valuations. This enables us to concen-trate on different sectors of the market while focusing on above average earn-ings growth companies. Over the long-term, this strategy should enhance our clients' total return.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/95:

   1 Year:                 29.16%
   5 Years:                17.43%
   10 Years:               12.10%
   Since Inception
    (1/23/84):             12.37%

$10,000 Invested in the Growth Equity Portfolio on 1/23/84 vs. S&P 500 and the Consumer Price Index

                         Growth Equity        S&P 500           CPI
           --------------------------------------------------------
            1/23/84              10000          10000         10000
           --------------------------------------------------------
           12/31/84               9824          10755         10365
           --------------------------------------------------------
           12/31/85           12162.11       14199.83      10758.87
           --------------------------------------------------------
           12/31/86            12648.6      16833.891      10877.22
           --------------------------------------------------------
           12/31/87           13035.64      17712.619      11359.08
           --------------------------------------------------------
           12/31/88           14791.54      20691.891      11861.15
           --------------------------------------------------------
           12/31/89           18632.91      27216.039      12421.69
           --------------------------------------------------------
           12/31/90           17535.43       26350.57      13171.11
           --------------------------------------------------------
           12/31/91           23472.93      34405.941      13574.14
           --------------------------------------------------------
           12/31/92           26423.47       37051.75      13967.79
           --------------------------------------------------------
           12/31/93           30046.13      40753.219      14351.91
           --------------------------------------------------------
           12/31/94           30406.69      41278.941      14735.11
           --------------------------------------------------------
           12/31/95           39273.28          56792      15065.17
           --------------------------------------------------------

                            Source: Micropal, Inc.

  *Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

  **"Standard & Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The New York Life MFA Series Fund, Inc. Is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.


  The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

  Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1995

                                COMMON STOCK                  BOND                  MONEY MARKET
                                 INVESTMENT                INVESTMENT                INVESTMENT
                                  DIVISIONS                 DIVISIONS                 DIVISIONS
                          ------------------------- ------------------------- -------------------------
                             SINGLE      FLEXIBLE      SINGLE      FLEXIBLE      SINGLE      FLEXIBLE
                            PREMIUM      PREMIUM      PREMIUM      PREMIUM      PREMIUM      PREMIUM
                            POLICIES     POLICIES     POLICIES     POLICIES     POLICIES     POLICIES
ASSETS:                   ------------ ------------ ------------ ------------ ------------ ------------

 Investment in New York
  Life MFA Series Fund,
  Inc., at net asset
  value (Identified
  Cost: $79,132,373;
  $133,779,764;
  $43,152,432;
  $70,428,380;
  $8,266,224;
  $11,192,743,
  respectively).........  $ 88,039,139 $156,788,619 $ 44,793,075 $ 74,615,599 $  8,265,840 $ 11,192,133
LIABILITIES:
 Liability for mortality
  and expense risk
  charges...............       280,389      698,557      146,292      338,134       27,206       50,908
                          ------------ ------------ ------------ ------------ ------------ ------------
  Total equity..........  $ 87,758,750 $156,090,062 $ 44,646,783 $ 74,277,465 $  8,238,634 $ 11,141,225
                          ============ ============ ============ ============ ============ ============
TOTAL EQUITY REPRESENTED BY:
 Equity of Policyowners:
 Variable accumulation
  units outstanding:
  2,674,820; 5,051,929;
  1,570,132; 2,773,811;
  443,723; 637,190,
  respectively..........  $ 87,758,750 $156,090,062 $ 44,646,783 $ 74,277,465 $  8,238,634 $ 11,141,225
                          ============ ============ ============ ============ ============ ============
 Variable accumulation
  unit value............  $      32.81 $      30.90 $      28.44 $      26.78 $      18.57 $      17.48
                          ============ ============ ============ ============ ============ ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     NEW YORK LIFE

                                                     INSURANCE AND
STATEMENT OF OPERATIONS                              ANNUITY CORPORATION
For the year ended December 31, 1995                 MFA SEPARATE ACCOUNT I
                                                     TAX-QUALIFIED POLICIES

                                   COMMON STOCK                  BOND                  MONEY MARKET
                                    INVESTMENT                INVESTMENT                INVESTMENT
                                     DIVISIONS                 DIVISIONS                 DIVISIONS
                              ------------------------  ------------------------  ------------------------
                                SINGLE      FLEXIBLE      SINGLE      FLEXIBLE      SINGLE      FLEXIBLE
                                PREMIUM      PREMIUM      PREMIUM      PREMIUM      PREMIUM      PREMIUM
                               POLICIES     POLICIES     POLICIES     POLICIES     POLICIES     POLICIES
                              -----------  -----------  -----------  -----------  -----------  -----------

INVESTMENT INCOME:
 Dividend income............  $ 1,009,157  $ 1,798,671  $ 2,764,187  $ 4,602,511  $   471,058  $   631,218
 Mortality and expense risk
  charges...................   (1,012,449)  (2,532,056)    (560,679)  (1,259,827)    (107,929)    (202,284)
                              -----------  -----------  -----------  -----------  -----------  -----------
  Net investment income
   (loss)...................       (3,292)    (733,385)   2,203,508    3,342,684      363,129      428,934
                              -----------  -----------  -----------  -----------  -----------  -----------
REALIZED AND UNREALIZED
 GAIN (LOSS):
 Proceeds from sale of
  investments...............    8,403,878   11,690,374    8,713,546    7,009,430    2,975,378    2,264,632
 Cost of investments sold...   (6,854,105)  (8,536,012)  (8,129,168)  (7,282,062)  (2,975,544)  (2,264,759)
                              -----------  -----------  -----------  -----------  -----------  -----------
  Net realized gain (loss)
   on investments...........    1,549,773    3,154,362      584,378     (272,632)        (166)        (127)
 Realized gain distribution
  received..................    7,100,263   12,654,150           --           --           --           --
 Change in unrealized
  appreciation/
  depreciation on
  investments...............   10,947,712   19,256,110    4,226,104    7,776,856           43          (32)
                              -----------  -----------  -----------  -----------  -----------  -----------
  Net gain (loss) on
   investments..............   19,597,748   35,064,622    4,810,482    7,504,224         (123)        (159)
                              -----------  -----------  -----------  -----------  -----------  -----------
 Decrease attributable to
  funds of New York Life
  Insurance and Annuity
  Corporation retained by
  Separate Account..........      (44,474)    (111,339)     (14,183)     (31,512)      (1,080)      (2,021)
                              -----------  -----------  -----------  -----------  -----------  -----------
  Net increase in total
   equity
   resulting from operations. $19,549,982  $34,219,898  $ 6,999,807  $10,815,396  $   361,926  $   426,754
                              ===========  ===========  ===========  ===========  ===========  ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 1995 and December 31, 1994

                                                COMMON STOCK
                                            INVESTMENT DIVISIONS
                             ------------------------------------------------------
                                  SINGLE PREMIUM             FLEXIBLE PREMIUM
                                     POLICIES                    POLICIES
                             --------------------------  --------------------------
                                 1995          1994          1995          1994
                             ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN
 TOTAL EQUITY:
 Operations:
 Net investment income
  (loss)...................  $     (3,292) $     92,864  $   (733,385) $   (474,146)
 Net realized gain (loss)
  on investments...........     1,549,773       817,779     3,154,362     1,020,935
 Realized gain distribution
  received.................     7,100,263     4,264,931    12,654,150     7,576,411
 Change in unrealized
  appreciation/depreciation
  on investments...........    10,947,712    (5,189,696)   19,256,110    (8,829,255)
 Increase (decrease)
  attributable to funds of
  New York
  Life Insurance and
  Annuity Corporation
  retained by
  Separate Account.........       (44,474)          283      (111,339)          842
                             ------------  ------------  ------------  ------------
  Net increase (decrease)
   in total equity
   resulting
   from operations.........    19,549,982       (13,839)   34,219,898      (705,213)
                             ------------  ------------  ------------  ------------
 Contributions and
  withdrawals:
 Policyowners' premium
  payments.................     1,213,447     2,023,353     5,234,054     6,029,109
 Policyowners' surrenders..    (6,756,440)   (6,738,897)  (12,469,978)   (8,081,231)
 Policyowners' annuity and
  death benefits...........      (534,923)     (546,529)     (678,373)     (386,348)
 Net transfers from (to)
  Fixed Account............        21,551       638,626      (615,468)     (287,661)
 Transfers between
  Investment Divisions.....       887,552     3,048,639       117,970     2,187,478
                             ------------  ------------  ------------  ------------
  Total contributions and
   withdrawals (net).......    (5,168,813)   (1,574,808)   (8,411,795)     (538,653)
                             ------------  ------------  ------------  ------------
   Increase (decrease) in
    total equity...........    14,381,169    (1,588,647)   25,808,103    (1,243,866)
TOTAL EQUITY:
 Beginning of year.........    73,377,581    74,966,228   130,281,959   131,525,825
                             ------------  ------------  ------------  ------------
 End of year...............  $ 87,758,750  $ 73,377,581  $156,090,062  $130,281,959
                             ============  ============  ============  ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     NEW YORK LIFE
                                                     INSURANCE AND
                                                     ANNUITY CORPORATION
                                                     MFA SEPARATE ACCOUNT I
                                                     TAX-QUALIFIED POLICIES

                       BOND                                                MONEY MARKET
               INVESTMENT DIVISIONS                                    INVESTMENT DIVISIONS
------------------------------------------------------  ------------------------------------------------------
     SINGLE PREMIUM             FLEXIBLE PREMIUM             SINGLE PREMIUM             FLEXIBLE PREMIUM
        POLICIES                    POLICIES                    POLICIES                    POLICIES
--------------------------  --------------------------  --------------------------  --------------------------
    1995          1994          1995          1994          1995          1994          1995          1994
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

$  2,203,508  $  2,462,660  $  3,342,684  $  3,442,645  $    363,129  $    248,621  $    428,934  $    255,039
     584,378       306,618      (272,632)      (35,527)         (166)         (281)         (127)         (228)
          --            --            --            --            --            --            --            --
   4,226,104    (5,232,040)    7,776,856    (7,293,567)           43          (422)          (32)         (571)
     (14,183)        3,301       (31,512)        6,561        (1,080)       (1,177)       (2,021)       (2,053)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
   6,999,807    (2,459,461)   10,815,396    (3,879,888)      361,926       246,741       426,754       252,187
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
     312,128       960,269     2,608,819     3,234,303        19,436       253,250       557,513       529,860
  (4,577,494)   (5,150,646)   (6,561,741)   (5,727,805)   (1,151,937)   (1,550,036)   (1,650,793)   (1,596,124)
    (694,688)     (785,608)     (475,571)     (238,326)     (231,786)     (162,855)      (95,856)      (80,717)
    (823,395)     (907,422)     (437,499)     (797,068)     (103,637)     (747,048)     (151,317)     (328,009)
  (1,619,254)   (1,869,279)     (527,103)   (1,383,708)      623,707    (1,200,268)      409,133      (803,770)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  (7,402,703)   (7,752,686)   (5,393,095)   (4,912,604)     (844,217)   (3,406,957)     (931,320)   (2,278,760)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
    (402,896)  (10,212,147)    5,422,301    (8,792,492)     (482,291)   (3,160,216)     (504,566)   (2,026,573)
  45,049,679    55,261,826    68,855,164    77,647,656     8,720,925    11,881,141    11,645,791    13,672,364
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ 44,646,783  $ 45,049,679  $ 74,277,465  $ 68,855,164  $  8,238,634  $  8,720,925  $ 11,141,225  $ 11,645,791
============  ============  ============  ============  ============  ============  ============  ============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1995

                               COMMON STOCK                BOND                MONEY MARKET
                                INVESTMENT              INVESTMENT              INVESTMENT
                                 DIVISIONS               DIVISIONS               DIVISIONS
                          ----------------------- ----------------------- -----------------------
                            SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                            PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                           POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                          ----------- ----------- ----------- ----------- ----------- -----------

ASSETS:
 Investment in New York
  Life MFA
  Series Fund, Inc., at
  net asset value
  (Identified Cost:
  $88,915,711;
  $11,542,470;
  $60,491,946;
  $6,992,343;
  $11,899,264;
  $1,169,023,
  respectively).........  $97,591,808 $13,297,085 $62,331,090 $ 7,440,363 $11,898,969 $ 1,168,965
LIABILITIES:
 Liability for mortality
  and expense risk
  charges...............      308,936      58,776     202,242      33,863      38,996       5,501
                          ----------- ----------- ----------- ----------- ----------- -----------
  Total equity..........  $97,282,872 $13,238,309 $62,128,848 $ 7,406,500 $11,859,973 $ 1,163,464
                          =========== =========== =========== =========== =========== ===========
TOTAL EQUITY REPRESENTED BY:
 Equity of Policyowners:
 Variable accumulation
  units
  outstanding:
  2,964,118; 428,464;
  2,176,703; 276,158;
  638,761; 66,541,
  respectively..........  $97,250,575 $13,238,309 $62,128,848 $ 7,406,500 $11,859,973 $ 1,163,464
 Annuity reserve........       32,297          --          --          --          --          --
                          ----------- ----------- ----------- ----------- ----------- -----------
  Total equity..........  $97,282,872 $13,238,309 $62,128,848 $ 7,406,500 $11,859,973 $ 1,163,464
                          =========== =========== =========== =========== =========== ===========
 Variable accumulation
  unit value............  $     32.81 $     30.90 $     28.54 $     26.82 $     18.57 $     17.48
                          =========== =========== =========== =========== =========== ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     NEW YORK LIFE

                                                     INSURANCE AND
STATEMENT OF OPERATIONS                              ANNUITY CORPORATION
For the year ended December 31, 1995                 MFA SEPARATE ACCOUNT II
                                                     NON-QUALIFIED POLICIES

                               COMMON STOCK                  BOND                  MONEY MARKET
                                INVESTMENT                INVESTMENT                INVESTMENT
                                 DIVISIONS                 DIVISIONS                 DIVISIONS
                          ------------------------  ------------------------  ------------------------
                            SINGLE      FLEXIBLE      SINGLE      FLEXIBLE      SINGLE      FLEXIBLE
                            PREMIUM      PREMIUM      PREMIUM      PREMIUM      PREMIUM      PREMIUM
                           POLICIES     POLICIES     POLICIES     POLICIES     POLICIES     POLICIES
                          -----------  -----------  -----------  -----------  -----------  -----------

INVESTMENT INCOME:
 Dividend income........  $ 1,119,132  $   152,436  $ 3,845,453  $   458,997  $   564,081  $    67,382
 Mortality and expense
  risk charges..........   (1,129,181)    (211,384)    (776,337)    (126,514)    (129,469)     (21,589)
                          -----------  -----------  -----------  -----------  -----------  -----------
  Net investment income
   (loss)...............      (10,049)     (58,948)   3,069,116      332,483      434,612       45,793
                          -----------  -----------  -----------  -----------  -----------  -----------
REALIZED AND UNREALIZED
 GAIN (LOSS):
 Proceeds from sale of
  investments...........   10,151,090    1,001,073   11,389,924      938,419    4,965,420      357,864
 Cost of investments
  sold..................   (7,661,467)    (862,645) (10,620,846)    (885,515)  (4,965,664)    (357,884)
                          -----------  -----------  -----------  -----------  -----------  -----------
  Net realized gain
   (loss)
   on investments.......    2,489,623      138,428      769,078       52,904        (244)          (20)
 Realized gain
  distribution received.    7,872,933    1,072,648           --           --           --           --
 Change in unrealized
  appreciation/
  depreciation on
  investments...........   11,564,609    1,711,806    5,816,926      703,884           90            3
                          -----------  -----------  -----------  -----------  -----------  -----------
  Net gain (loss) on
   investments..........   21,927,165    2,922,882    6,586,004      756,788        (154)          (17)
                          -----------  -----------  -----------  -----------  -----------  -----------
 Decrease attributable
  to funds of New York
  Life Insurance and
  Annuity Corporation
  retained by Separate
  Account...............      (49,713)      (9,270)     (19,557)      (3,167)     (1,281)         (217)
                          -----------  -----------  -----------  -----------  -----------  -----------
  Net increase in total
   equity
   resulting from
   operations...........  $21,867,403  $ 2,854,664  $ 9,635,563  $ 1,086,104  $   433,177  $    45,559
                          ===========  ===========  ===========  ===========  ===========  ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 1995
and December 31, 1994

                                               COMMON STOCK
                                           INVESTMENT DIVISIONS
                              --------------------------------------------------
                                  SINGLE PREMIUM           FLEXIBLE PREMIUM
                                     POLICIES                  POLICIES
                              ------------------------  ------------------------
                                 1995         1994         1995         1994
                              -----------  -----------  -----------  -----------

INCREASE (DECREASE) IN TOTAL
 EQUITY:
 Operations:
 Net investment income
  (loss)....................  $   (10,049) $   103,708  $   (58,948) $   (40,978)
 Net realized gain (loss)
  on investments............    2,489,623      749,142      138,428       91,321
 Realized gain distribution
  received..................    7,872,933    4,761,829    1,072,648      628,248
 Change in unrealized
  appreciation/depreciation
  on investments............   11,564,609   (5,732,400)   1,711,806     (741,013)
 Increase (decrease)
  attributable to funds of
  New York
  Life Insurance and
  Annuity Corporation
  retained by
  Separate Account..........      (49,713)         357       (9,270)          77
                              -----------  -----------  -----------  -----------
  Net increase (decrease)
   in total equity
   resulting
   from operations..........   21,867,403     (117,364)   2,854,664      (62,345)
                              -----------  -----------  -----------  -----------
 Contributions and
  withdrawals:
 Policyowners' premium
  payments..................      345,599    1,073,571      371,025      409,415
 Policyowners' surrenders...   (5,331,579)  (6,124,267)    (690,221)    (674,167)
 Policyowners' annuity and
  death benefits............   (1,295,150)    (612,290)    (117,738)     (68,288)
 Net transfers from (to)
  Fixed Account.............      311,136    1,140,643      (34,766)       1,457
 Transfers between
  Investment Divisions......     (568,982)   3,932,462       58,486      131,967
                              -----------  -----------  -----------  -----------
  Total contributions and
   withdrawals (net)........   (6,538,976)    (589,881)    (413,214)    (199,616)
                              -----------  -----------  -----------  -----------
   Increase (decrease) in
    total equity............   15,328,427     (707,245)   2,441,450     (261,961)
TOTAL EQUITY:
 Beginning of year..........   81,954,445   82,661,690   10,796,859   11,058,820
                              -----------  -----------  -----------  -----------
 End of year................  $97,282,872  $81,954,445  $13,238,309  $10,796,859
                              ===========  ===========  ===========  ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     NEW YORK LIFE
                                                     INSURANCE AND
                                                     ANNUITY CORPORATION
                                                     MFA SEPARATE ACCOUNT II
                                                     NON-QUALIFIED POLICIES

                     BOND                                            MONEY MARKET
             INVESTMENT DIVISIONS                                INVESTMENT DIVISIONS
--------------------------------------------------  --------------------------------------------------
    SINGLE PREMIUM           FLEXIBLE PREMIUM           SINGLE PREMIUM           FLEXIBLE PREMIUM
       POLICIES                  POLICIES                  POLICIES                  POLICIES
------------------------  ------------------------  ------------------------  ------------------------
   1995         1994         1995         1994         1995         1994         1995         1994
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

$ 3,069,116  $ 3,367,352  $   332,483  $   348,088  $   434,612  $   291,453  $    45,793  $    27,125
    769,078       23,325       52,904      (36,349)        (244)        (302)         (20)         (18)
         --           --           --           --           --           --           --           --
  5,816,926   (6,935,305)     703,884     (712,093)          90         (387)           3          (61)
    (19,557)       4,808       (3,167)         675       (1,281)      (1,328)        (217)        (217)
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  9,635,563   (3,539,820)   1,086,104     (399,679)     433,177      289,436       45,559       26,829
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
    132,616      341,504      179,154      241,581      (56,872)     146,899       40,406       26,244
 (5,471,413)  (6,533,331)    (596,836)    (637,948)  (1,529,749)  (1,671,840)    (175,538)    (167,754)
 (1,043,226)    (606,580)    (162,820)     (52,313)    (772,632)     (72,668)     (15,216)      (9,099)
   (114,572)  (2,217,595)     (34,305)     (73,888)    (427,125)    (696,713)      (9,527)     (29,838)
 (2,887,818)  (4,570,224)     (53,558)     (96,250)   3,467,375      654,200       (4,928)     (35,762)
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
 (9,384,413) (13,586,226)    (668,365)    (618,818)     680,997   (1,640,122)    (164,803)    (216,209)
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
    251,150  (17,126,046)     417,739   (1,018,497)   1,114,174   (1,350,686)    (119,244)    (189,380)
 61,877,698   79,003,744    6,988,761    8,007,258   10,745,799   12,096,485    1,282,708    1,472,088
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
$62,128,848  $61,877,698  $ 7,406,500  $ 6,988,761  $11,859,973  $10,745,799  $ 1,163,464  $ 1,282,708
===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:
-------------------------------------------------------------------------------

New York Life Insurance and Annuity Corporation MFA Separate Account I ("Separate Account I") and New York Life Insurance and Annuity Corporation MFA Separate Account II ("Separate Account II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation, a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net purchase payments under Qualified Multi-Funded Retirement Annuity Policies ("Separate Account I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account II") issued by New York Life Insurance and Annuity Corporation. Separate Account I and Separate Account II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account I and Separate Account II are invested exclusively in shares of the New York Life MFA Series Fund, Inc. (the "MFA Fund"), a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation. Effective December 19, 1994, sales of all such Policies were discontinued.
 There are six Investment Divisions within both Separate Account I and Separate Account II, three of which invest Single Premium Policy net purchase payments and three of which invest Flexible Premium Policy net purchase payments. The Common Stock Investment Divisions invest in the Growth Equity Portfolio, the Bond Investment Divisions invest in the Bond Portfolio, and the Money Market Investment Divisions invest in the Cash Management Portfolio. Net purchase payments received are allocated to the Investment Divisions of Separate Account I or Separate Account II according to Policyowner instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of Separate Account I and Separate Account II and the Fixed Account of New York Life Insurance and Annuity Corporation.
 No Federal income tax is payable on investment income or capital gains of Separate Account I or Separate Account II under current Federal income tax law.
 Security Valuation--The investment in the MFA Fund is valued at the net asset value of shares of the respective fund portfolios.
 Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).
 Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.
 Annuity Reserves--The reserves are computed for currently payable contracts in accordance with rates taken from approved valuation mortality tables. The assumed interest rate is 4%, unless issued in Florida or Texas where the rate is 3 1/2%. Separate Account II Common Stock Investment Division for Single Premium Policies had variable annuity unit values as of December 31, 1995 and December 31, 1994 of $2.04 and $1.66, respectively.
 The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                             NEW YORK LIFE

                                             INSURANCE AND
                                             ANNUITY CORPORATION
                                             MFA SEPARATE ACCOUNTS I AND II
                                             TAX-QUALIFIED AND
                                             NON-QUALIFIED POLICIES

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 1995, the investment in the MFA Fund by the respective Invest-ment Divisions of Separate Account I and Separate Account II is as follows:

                             GROWTH EQUITY                                CASH MANAGEMENT
                               PORTFOLIO          BOND PORTFOLIO             PORTFOLIO
                         --------------------- ----------------------  ----------------------
                             COMMON STOCK              BOND                MONEY MARKET
                         INVESTMENT DIVISIONS  INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                         --------------------- ----------------------  ----------------------
                           SINGLE    FLEXIBLE    SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                          PREMIUM    PREMIUM    PREMIUM     PREMIUM     PREMIUM     PREMIUM
                          POLICIES   POLICIES   POLICIES    POLICIES    POLICIES    POLICIES
                         ---------- ---------- ----------  ----------  ----------  ----------
SEPARATE ACCOUNT I (TAX-QUALIFIED
 POLICIES)
Number of Shares........     5,112       9,104      3,338       5,560       8,266      11,192
Identified Cost*........   $79,132    $133,780    $43,152     $70,428  $    8,266     $11,193
SEPARATE ACCOUNT II (NON-QUALIFIED
 POLICIES)
Number of Shares........     5,667         772      4,645         554      11,899       1,169
Identified Cost*........ $  88,916  $   11,542 $   60,492  $    6,992  $   11,899  $    1,169
* The cost stated also represents the aggregate cost for Federal income tax purposes.
Transactions in MFA Fund shares for the year ended December 31, 1995, were as follows:
                             GROWTH EQUITY                                CASH MANAGEMENT
                               PORTFOLIO          BOND PORTFOLIO             PORTFOLIO
                         --------------------- ----------------------  ----------------------
                             COMMON STOCK              BOND                MONEY MARKET
                         INVESTMENT DIVISIONS  INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                         --------------------- ----------------------  ----------------------
                           SINGLE    FLEXIBLE    SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                          PREMIUM    PREMIUM    PREMIUM     PREMIUM     PREMIUM     PREMIUM
                          POLICIES   POLICIES   POLICIES    POLICIES    POLICIES    POLICIES
                         ---------- ---------- ----------  ----------  ----------  ----------
SEPARATE ACCOUNT I (TAX-QUALIFIED
 POLICIES)
Purchases............... $  10,336  $   15,208 $    3,501  $    4,958  $    2,491  $    1,758
Proceeds from Sales.....     8,404      11,690      8,714       7,009       2,975       2,265
SEPARATE ACCOUNT II (NON-QUALIFIED
 POLICIES)
Purchases............... $  11,473  $    1,603 $    5,057  $      602  $    6,084  $      238
Proceeds from Sales.....    10,151       1,001     11,390         938       4,965         358

NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------

Separate Account I and Separate Account II are charged for administrative services provided for Flexible Premium Policies, and Single and Flexible Premium Policies are charged for the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. These charges are made daily at an annual rate of 1.25% of the daily net asset value for Single Premium Policies and 1.75% of the daily net asset value for Flexible Premium Policies of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

Separate Account I and Separate Account II do not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net purchase payments.

                                             NEW YORK LIFE

                                             INSURANCE AND
                                             ANNUITY CORPORATION
                                             MFA SEPARATE ACCOUNTS I AND II
                                             TAX-QUALIFIED AND
                                             NON-QUALIFIED POLICIES

NOTE 5--Cost to Policyowners (in 000's):
--------------------------------------------------------------------------------

At December 31, 1995, the cost to Policyowners for accumulation units outstand-ing, with adjustments for net investment income, market appreciation/depreciation and deduction for expenses is as follows:

                                COMMON STOCK                BOND                MONEY MARKET
                            INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                            ----------------------  ----------------------  ----------------------
                              SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                             PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                             POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                            ----------  ----------  ----------  ----------  ----------  ----------

SEPARATE ACCOUNT I (TAX-QUALIFIED
 POLICIES)
Cost to Policyowners (net
 of withdrawals)..........  $   36,783  $   60,207  $   18,977  $   34,858  $    3,775  $    5,930
Accumulated net investment
 income...................       3,275       1,977      23,136      35,076       4,491       5,260
Accumulated net realized
 gain on
 investments and realized
 gain distributions
 received.................      38,965      71,336       1,045         459          --          --
Unrealized
 appreciation/depreciation
 on investments...........       8,907      23,009       1,641       4,187          --          (1)
Decrease attributable to
 funds of New York
 Life Insurance and
 Annuity Corporation
 retained by Separate
 Account..................        (171)       (439)       (152)       (303)        (27)        (48)
                            ----------  ----------  ----------  ----------  ----------  ----------
Net amount applicable to
 Policyowners.............  $   87,759  $  156,090  $   44,647  $   74,277  $    8,239  $   11,141
                            ==========  ==========  ==========  ==========  ==========  ==========
SEPARATE ACCOUNT II (NON-QUALIFIED
 POLICIES)
Cost to Policyowners (net
 of withdrawals)..........  $   43,636  $    4,912  $   26,200  $    2,711  $    6,582  $      498
Accumulated net investment
 income...................       3,387         190      32,714       4,099       5,315         674
Accumulated net realized
 gain (loss) on
 investments and realized
 gain
 distributions received...      41,771       6,419       1,633         193          (1)         --
Unrealized
 appreciation/depreciation
 on investments...........       8,676       1,755       1,839         448          --          --
Decrease attributable to
 funds of New York
 Life Insurance and
 Annuity Corporation
 retained by Separate
 Account..................        (187)        (38)       (257)        (44)        (36)         (9)
                            ----------  ----------  ----------  ----------  ----------  ----------
Net amount applicable to
 Policyowners.............  $   97,283  $   13,238  $   62,129  $    7,407  $   11,860  $    1,163
                            ==========  ==========  ==========  ==========  ==========  ==========

NOTE 6--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units were as follows:

                                             COMMON STOCK INVESTMENT DIVISIONS
                                            -----------------------------------
                                             SINGLE PREMIUM   FLEXIBLE PREMIUM
                                                POLICIES          POLICIES
                                            ----------------- -----------------
                                              YEAR     YEAR     YEAR     YEAR
                                             ENDED    ENDED    ENDED    ENDED
                                            DEC. 31, DEC. 31, DEC. 31, DEC. 31,
                                              1995     1994     1995     1994
                                            -------- -------- -------- --------
SEPARATE ACCOUNT I (TAX-QUALIFIED POLI-
 CIES)
Units issued on premium payments..........      42       80      191      250
Units redeemed on surrenders..............    (246)    (276)    (464)    (343)
Units redeemed on annuity and death
 benefits.................................      (4)      (8)      (9)      (7)
Units issued (redeemed) on net transfers
 to Fixed Account.........................      --       25      (22)     (12)
Units issued (redeemed) on transfers
 between
 Investment Divisions.....................      30      119        4       91
                                             -----    -----    -----    -----
 Net decrease.............................    (178)     (60)    (300)     (21)
Units outstanding, beginning of year......   2,853    2,913    5,352    5,373
                                             -----    -----    -----    -----
Units outstanding, end of year............   2,675    2,853    5,052    5,352
                                             =====    =====    =====    =====
SEPARATE ACCOUNT II (NON-QUALIFIED POLI-
 CIES)
Units issued on premium payments..........      12       42       14       17
Units redeemed on surrenders..............    (201)    (241)     (28)     (28)
Units redeemed on annuity and death
 benefits.................................     (26)     (23)      (2)      (3)
Units issued (redeemed) on net transfers
 to Fixed Account.........................       9       45       (1)      --
Units issued (redeemed) on transfers
 between
 Investment Divisions.....................     (15)     151        1        6
                                             -----    -----    -----    -----
 Net increase (decrease)..................    (221)     (26)     (16)      (8)
Units outstanding, beginning of year......   3,186    3,212      444      452
                                             -----    -----    -----    -----
Units outstanding, end of year............   2,965    3,186      428      444
                                             =====    =====    =====    =====

                                             NEW YORK LIFE

                                             INSURANCE AND
                                             ANNUITY CORPORATION
                                             MFA SEPARATE ACCOUNTS I AND II
                                             TAX-QUALIFIED AND
                                             NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------



     BOND INVESTMENT DIVISIONS        MONEY MARKET INVESTMENT DIVISIONS
------------------------------------ -----------------------------------
 SINGLE PREMIUM    FLEXIBLE PREMIUM   SINGLE PREMIUM   FLEXIBLE PREMIUM
    POLICIES           POLICIES          POLICIES          POLICIES
------------------ ----------------- ----------------- -----------------
  YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
 ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
DEC. 31,  DEC. 31, DEC. 31, DEC. 31, DEC. 31, DEC. 31, DEC. 31, DEC. 31,
  1995      1994     1995     1994     1995     1994     1995     1994
--------  -------- -------- -------- -------- -------- -------- --------
     4        39      105      138       (5)      15       33       32
  (192)     (236)    (274)    (253)     (69)     (96)    (100)     (99)
    (7)       (5)      (7)      (3)      (6)      (2)      (1)      (2)
   (25)      (37)     (18)     (34)      (6)     (42)      (9)     (20)
   (61)      (76)     (21)     (59)      40      (69)      23      (48)
 -----     -----    -----    -----     ----     ----     ----     ----
  (281)     (315)    (215)    (211)     (46)    (194)     (54)    (137)
 1,851     2,166    2,989    3,200      490      684      691      828
 -----     -----    -----    -----     ----     ----     ----     ----
 1,570     1,851    2,774    2,989      444      490      637      691
 =====     =====    =====    =====     ====     ====     ====     ====
     6        18        7       10       (3)       8        2        2
  (224)     (272)     (28)     (28)    (110)     (95)     (11)     (10)
   (23)      (22)      (3)      (2)     (17)      (4)      --       (1)
    (6)      (92)      (1)      (3)     (24)     (39)      --       (2)
  (109)     (185)      (2)      (4)     189       37       --       (2)
 -----     -----    -----    -----     ----     ----     ----     ----
  (356)     (553)     (27)     (27)      35      (93)      (9)     (13)
 2,533     3,086      303      330      604      697       76       89
 -----     -----    -----    -----     ----     ----     ----     ----
 2,177     2,533      276      303      639      604       67       76
 =====     =====    =====    =====     ====     ====     ====     ====

NOTE 7--Selected Per Unit Data+:
--------------------------------------------------------------------------------

The following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each year) with respect to each Investment Division of Separate Account I and Separate Account
II:

                                                  SINGLE PREMIUM POLICIES
                                             -----------------------------------
                                                  YEAR ENDED DECEMBER 31,
COMMON STOCK INVESTMENT DIVISIONS            -----------------------------------
                                              1995   1994    1993   1992   1991
                                                 -------------------------------
SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year..............  $25.72 $25.73  $22.90 $20.61 $15.54
Net investment income (loss)...............      --   0.03    0.06   0.05   0.12
Net realized and unrealized gains (losses)
 on security
 transactions and realized capital gain
 distributions
 received (includes the effect of capital
 share transactions).......................    7.09  (0.04)   2.77   2.24   4.95
                                             ------ ------  ------ ------ ------
Unit value, end of year....................  $32.81 $25.72  $25.73 $22.90 $20.61
                                             ====== ======  ====== ====== ======
SEPARATE ACCOUNT II (NON-QUALIFIED POLI-
 CIES)
Unit value, beginning of year..............  $25.72 $25.73  $22.90 $20.61 $15.54
Net investment income (loss)...............      --   0.03    0.07   0.06   0.12
Net realized and unrealized gains (losses)
 on security
 transactions and realized capital gain
 distributions
 received (includes the effect of capital
 share transactions).......................    7.09  (0.04)   2.76   2.23   4.95
                                             ------ ------  ------ ------ ------
Unit value, end of year....................  $32.81 $25.72  $25.73 $22.90 $20.61
                                             ====== ======  ====== ====== ======

+ Per unit data based on average monthly units outstanding during each year.

                                             NEW YORK LIFE

                                             INSURANCE AND
                                             ANNUITY CORPORATION
                                             MFA SEPARATE ACCOUNTS I AND II
                                             TAX-QUALIFIED AND
                                             NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------



                      FLEXIBLE PREMIUM POLICIES
-----------------------------------------------------------------------------------------------------
                       YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------
 1995             1994                      1993                      1992                      1991
-----------------------------------------------------------------------------------------------------
$24.34           $24.48                    $21.90                    $19.80                    $15.01
 (0.14)           (0.09)                    (0.06)                    (0.08)                     0.02
  6.70            (0.05)                     2.64                      2.18                      4.77
------           ------                    ------                    ------                    ------
$30.90           $24.34                    $24.48                    $21.90                    $19.80
======           ======                    ======                    ======                    ======
$24.34           $24.48                    $21.90                    $19.80                    $15.01
 (0.14)           (0.09)                    (0.06)                    (0.08)                     0.02
  6.70            (0.05)                     2.64                      2.18                      4.77
------           ------                    ------                    ------                    ------
$30.90           $24.34                    $24.48                    $21.90                    $19.80
======           ======                    ======                    ======                    ======

--------------------------------------------------------------------------------



                                                  SINGLE PREMIUM POLICIES
                                             -----------------------------------
                                                  YEAR ENDED DECEMBER 31,
BOND INVESTMENT DIVISIONS                    -----------------------------------
                                              1995   1994    1993   1992   1991
                                             -----------------------------------
SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year..............  $24.34 $25.51  $23.19 $21.69 $18.87
Net investment income .....................    1.30   1.22    1.39   1.40   1.42
Net realized and unrealized gains (losses)
 on security
 transactions and realized capital gain
 distributions
 received (includes the effect of capital
 share transactions).......................    2.80  (2.39)   0.93   0.10   1.40
                                             ------ ------  ------ ------ ------
Unit value, end of year....................  $28.44 $24.34  $25.51 $23.19 $21.69
                                             ====== ======  ====== ====== ======
SEPARATE ACCOUNT II (NON-QUALIFIED POLI-
 CIES)
Unit value, beginning of year..............  $24.43 $25.60  $23.28 $21.77 $18.94
Net investment income .....................    1.31   1.19    1.44   1.43   1.44
Net realized and unrealized gains (losses)
 on security
 transactions and realized capital gain
 distributions
 received (includes the effect of capital
 share transactions).......................    2.80  (2.36)   0.88   0.08   1.39
                                             ------ ------  ------ ------ ------
Unit value, end of year....................  $28.54 $24.43  $25.60 $23.28 $21.77
                                             ====== ======  ====== ====== ======

+ Per unit data based on average monthly units outstanding during each year.

                                             NEW YORK LIFE
                                             INSURANCE AND
                                             ANNUITY CORPORATION
                                             MFA SEPARATE ACCOUNTS I AND II
                                             TAX-QUALIFIED AND
                                             NON-QUALIFIED POLICIES
--------------------------------------------------------------------------------



                        FLEXIBLE PREMIUM POLICIES
----------------------------------------------------------------------------------------------------------
                         YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------
 1995              1994                        1993                       1992                       1991
----------------------------------------------------------------------------------------------------------
$23.03            $24.26                      $22.17                     $20.84                     $18.22
  1.16              1.11                        1.20                       1.10                       1.21
  2.59             (2.34)                       0.89                       0.23                       1.41
------            ------                      ------                     ------                     ------
$26.78            $23.03                      $24.26                     $22.17                     $20.84
======            ======                      ======                     ======                     ======
$23.07            $24.30                      $22.20                     $20.87                     $18.25
  1.15              1.10                        1.13                       1.09                       1.20
  2.60             (2.33)                       0.97                       0.24                       1.42
------            ------                      ------                     ------                     ------
$26.82            $23.07                      $24.30                     $22.20                     $20.87
======            ======                      ======                     ======                     ======

--------------------------------------------------------------------------------



                                                  SINGLE PREMIUM POLICIES
                                             ----------------------------------
                                                  YEAR ENDED DECEMBER 31,
MONEY MARKET INVESTMENT DIVISIONS            ----------------------------------
                                              1995   1994   1993   1992   1991
                                                 ------------------------------
SEPARATE ACCOUNT I (TAX-QUALIFIED POLICIES)
Unit value, beginning of year..............  $17.81 $17.36 $17.07 $16.70 $15.96
Net investment income......................    0.76   0.45   0.29   0.37   0.74
                                             ------ ------ ------ ------ ------
Unit value, end of year....................  $18.57 $17.81 $17.36 $17.07 $16.70
                                             ====== ====== ====== ====== ======
SEPARATE ACCOUNT II (NON-QUALIFIED POLI-
 CIES)
Unit value, beginning of year..............  $17.81 $17.36 $17.07 $16.70 $15.96
Net investment income......................    0.76   0.45   0.29   0.37   0.74
                                             ------ ------ ------ ------ ------
Unit value, end of year....................  $18.57 $17.81 $17.36 $17.07 $16.70
                                             ====== ====== ====== ====== ======

+ Per unit data based on average monthly units outstanding during each year.

                                             NEW YORK LIFE

                                             INSURANCE AND
                                             ANNUITY CORPORATION
                                             MFA SEPARATE ACCOUNTS I AND II
                                             TAX-QUALIFIED AND
                                             NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------


                        FLEXIBLE PREMIUM POLICIES
---------------------------------------------------------------------------------------------------------
                         YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------
 1995              1994                       1993                       1992                       1991
---------------------------------------------------------------------------------------------------------
$16.85            $16.51                     $16.32                     $16.04                     $15.41
  0.63              0.34                       0.19                       0.28                       0.63
------            ------                     ------                     ------                     ------
$17.48            $16.85                     $16.51                     $16.32                     $16.04
======            ======                     ======                     ======                     ======
$16.85            $16.51                     $16.32                     $16.04                     $15.41
  0.63              0.34                       0.19                       0.28                       0.63
------            ------                     ------                     ------                     ------
$17.48            $16.85                     $16.51                     $16.32                     $16.04
======            ======                     ======                     ======                     ======

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the MFA Policyowners:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in total equity and the selected per unit data present fairly, in all material respects, the financial position of the New York Life Insurance and Annuity Corporation MFA Separate Account I and New York Life Insurance and Annuity Corporation MFA Separate Account II (which are comprised of the Single and Flexible Premium Policies Common Stock Investment Divisions, the Single and Flexible Premium Policies Bond Investment Divisions, and the Single and Flexible Premium Policies Money Market Investment Divisions) at December 31, 1995, the results of each of their operations for the year then ended, the changes in each of their total equity for each of the two years in the period then ended and the selected per unit data for each of the five years in the period then ended in conformity with generally accepted accounting principles. These financial statements and selected per unit data (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1995 with New York Life MFA Series Fund, Inc., provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 15, 1996

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.

LOGO
-------------------------------------------------------------------------------
                                        51 Madison Avenue, New York, N.Y. 10010
                                                                  Annual Report
                                                              December 31, 1995

-------------------------------------------------------------------------------
To Policyowners:

  The assets of NYLIAC Variable Universal Life Separate Account I, NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC LifeStages SM Separate Account, New York Life Insurance and Annuity Corporation MFA Separate Account I, New York Life Insurance and Annuity Corporation MFA Separate Account II and New York Life Insurance and Annuity Corporation VLI Separate Account are invested in shares of New York Life MFA Series Fund, Inc. In addition, the assets of NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II and NYLIAC
LifeStages SM Separate Account may be invested in Acacia Capital Corporation, which is not affiliated with New York Life MFA Series Fund, Inc. or NYLIAC and any of its subsidiaries.

  At the Annual Meeting of the Board of Directors of the Fund held on February 21, 1995, executive officers of the Fund were elected. On December 29, 1995, a dividend distribution was paid to NYLIAC Variable Universal Life Separate Ac-count I, NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC LifeStages SM Separate Account, New York Life In-surance and Annuity Corporation MFA Separate Account I, New York Life Insur-ance and Annuity Corporation MFA Separate Account II and New York Life Insur-ance and Annuity Corporation VLI Separate Account as the sole shareholders of record of New York Life MFA Series Fund, Inc.


                                           /s/ Richard M Kernan Jr.

                                          Chairman of the Board
                                           and Chief Executive Officer
                                          NEW YORK LIFE MFA SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO                               NEW YORK LIFE MFA
PORTFOLIO OF INVESTMENTS                                SERIES FUND, INC.
December 31, 1995
SHORT-TERM INVESTMENTS (100.0%)+

                                                         PRINCIPAL   AMORTIZED
                                                          AMOUNT        COST
                                                        ------------------------

BANK NOTES (4.8%)
First Systems Bank-Fargo,
 North Dakota
 5.93%, due 6/3/96 (c)(d).............................. $ 2,500,000 $  2,500,250
Fleet National Bank-Province, Rhode Island
 5.88%, due 10/30/96 (c)(d)............................   1,700,000    1,700,000
                                                                    ------------
                                                                       4,200,250
                                                                    ------------
CERTIFICATES OF
 DEPOSIT (10.8%)
Bayerische Vereinsbank AG
 6.00%, due 7/24/96 (d)................................   3,000,000    3,000,000
First National Bank of Maryland
 5.90%, due 10/23/96 (c)(d)............................   2,000,000    2,000,000
Industrial Bank of Japan Ltd. 5.86%, due 1/11/96 (d)...   1,000,000      999,896
Merchantile Safe Deposit &
 Trust Co.
 5.73%, due 12/23/96 (c)(d)............................     500,000      500,248
Mitsubishi Bank
 6.13%, due 1/4/96 (d).................................   3,000,000    3,000,002
                                                                    ------------
                                                                       9,500,146
                                                                    ------------
MEDIUM-TERM NOTES (8.6%)
AT&T Capital Corp.
 6.99%, due 10/4/96 (d)................................   1,000,000    1,008,433
First National Bank of Minneapolis
 9.33%, due 2/26/96 (d)................................   1,000,000    1,005,094
First Security Bank of Idaho
 6.88%, due 10/4/96 (d)................................   2,000,000    2,017,500
General Electric Capital Corp.
 5.71%, due 6/6/96 (c)(d)..............................   1,000,000    1,000,000
International Lease Finance Corp.
 6.80%, due 9/30/96 (d)................................   1,000,000    1,006,955
Kingdom of Spain
 9.35%, due 5/27/96 (d)................................   1,000,000    1,013,140
Norwest Corp.
 4.86%, due 6/28/96 (d)................................     500,000      497,595
                                                                    ------------
                                                                       7,548,717
                                                                    ------------
COMMERCIAL PAPER (75.8%)
ABN-AMRO North America Finance Inc.
 5.68%, due 2/16/96....................................     500,000      496,371
Banca CRT Financial Corp.
 5.67%, due 3/1/96.....................................   1,800,000    1,782,990
 5.69%, due 2/26/96....................................     800,000      792,919
 5.73%, due 1/26/96....................................   1,000,000      996,021
Banco Real S.A., Grand Cayman
 5.63%, due 4/12/96....................................   1,000,000      984,062
Bancomer S.A.
 5.37%, due 9/13/96....................................   1,000,000      961,813
 5.42%, due 7/11/96....................................   1,000,000      971,093

--------

                                                        PRINCIPAL   AMORTIZED
                                                         AMOUNT        COST
                                                       ------------------------

COMMERCIAL PAPER (Continued)
Bank of Scotland
 5.32%, due 6/11/96................................... $ 1,000,000 $    976,060
Barton Capital Corp.
 5.95%, due 1/9/96 (b)................................   3,000,000    2,996,033
 6.00%, due 1/9/96 (b)................................     800,000      798,933
Caisse Centrale des
 Banques Populaires
 5.61%, due 3/18/96...................................   2,000,000    1,976,002
 5.75%, due 1/8/96....................................   2,000,000    1,997,764
Cargill Inc.
 5.75%, due 1/8/96....................................   1,100,000    1,098,770
Coles Myer Finance Ltd.
 5.68%, due 2/6/96....................................   1,200,000    1,193,184
 5.71%, due 2/6/96....................................   2,000,000    1,988,580
 5.74%, due 2/2/96....................................   1,000,000      994,898
Compagnie Bancaire
 5.52%, due 4/11/96...................................   1,000,000      984,513
 5.62%, due 1/10/96...................................     500,000      499,298
 5.85%, due 1/11/96...................................   1,800,000    1,797,075
Corporacion Andina de Fomento
 5.65%, due 1/18/96...................................   1,000,000      997,332
COSCO (Cayman) Co. Ltd.
 5.75%, due 2/9/96....................................   1,450,000    1,440,968
Credito Italiano (DE) Inc.
 5.66%, due 1/29/96...................................   1,000,000      995,598
Echlin Inc.
 5.75%, due 1/29/96...................................   2,000,000    1,991,056
Idaho Power Co.
 5.85%, due 1/9/96....................................   2,000,000    1,997,400
Island Finance Puerto Rico Inc.
 5.63%, due 2/29/96...................................   1,800,000    1,783,391
 5.72%, due 1/22/96...................................   1,500,000    1,494,995
Kingdom of Sweden
 5.65%, due 3/8/96....................................   1,700,000    1,682,124
Morgan Stanley Group Inc.
 5.70%, due 2/9/96....................................   2,500,000    2,484,562
Nationwide Building Society
 5.66%, due 3/14/96...................................     600,000      593,114
NICOR Inc.
 5.63%, due 2/9/96....................................   1,000,000      993,901
Pacificorp
 5.70%, due 1/8/96....................................   3,300,000    3,296,343
Pemex Capital Inc.
 5.65%, due 1/23/96...................................   1,000,000      996,547
 5.90%, due 1/17/96...................................   1,500,000    1,496,067
Petroleo Brasileiro S.A.-Petrobras
 5.72%, due 1/3/96....................................     500,000      499,841
 5.74%, due 1/3/96....................................     800,000      799,745
Petroleos de Venezuela S.A.
 5.57%, due 3/8/96....................................   1,000,000      989,634
Receivables Capital Corp.
 5.75%, due 1/4/96 (b)................................   2,000,000    1,999,042
 5.75%, due 1/29/96 (b)...............................   1,800,000    1,791,950
Shinhan Bank
 5.82%, due 2/12/96...................................   2,600,000    2,582,346

+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1995
SHORT-TERM INVESTMENTS (CONTINUED)

                                                   PRINCIPAL       AMORTIZED
                                                    AMOUNT            COST
                                                  -----------------------------

COMMERCIAL PAPER (Continued)
Songs Fuel Co.
 5.57%, due 3/15/96.............................. $ 1,207,000     $  1,193,181
 5.80%, due 1/31/96..............................   3,000,000        2,985,500
Svenska Handelsbanken Inc.
 5.60%, due 1/16/96..............................   1,000,000          997,667
Transamerica Finance Corp.
 5.60%, due 3/4/96...............................   4,000,000        3,960,800
Unibanco-Uniao de Bancos Brasilieros S.A., Grand
 Cayman
 5.66%, due 4/15/96..............................   2,000,000        1,966,983
USL Capital Corp.
 5.73%, due 1/26/96..............................     300,000          298,806
                                                                  ------------
                                                                    66,595,272
                                                                  ------------
Total Short-Term Investments
 (Amortized Cost $87,844,385) (e)                       100.0%      87,844,385
Liabilities in Excess of
 Cash and Other Assets...........................        (0.0)(a)       (5,041)
                                                  -----------     ------------
Net Assets.......................................       100.0%    $ 87,839,344
                                                  ===========     ============

--------
(a) Less than one tenth of a percent.
(b) May be sold to institutional investors only.
(c) Floating rate. Rate shown is the rate in effect at December 31, 1995.
(d) Coupon interest bearing security.
(e) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the
diversification of Cash Management
Portfolio investments by industry.

SHORT-TERM INVESTMENTS

                                                         AMORTIZED
                                                           COST      PERCENT +
                                                        ------------------------
Auto Parts............................................. $ 1,991,056      2.3%
Banks #................................................  53,665,121     61.1
Brokerage..............................................   2,484,562      2.8
Conglomerates..........................................   1,000,000      1.1
Finance................................................  13,434,855     15.3
Food...................................................   1,098,770      1.3
Foreign Government.....................................   2,695,264      3.1
Utilities..............................................   9,472,423     10.8
Utilities-Gas..........................................     993,901      1.1
Utilities-Telephone....................................   1,008,433      1.1
                                                        -----------    -----
                                                         87,844,385    100.0
Liabilities in Excess of
 Cash and Other Assets.................................      (5,041)    (0.0)(a)
                                                        -----------    -----
Net Assets............................................. $87,839,344    100.0%
                                                        ===========    =====

--------
+ Percentages indicated are based on Fund net assets.
# The Fund will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certifi-cates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.
(a) Less than one tenth of a percent.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.
CASH MANAGEMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1995

ASSETS:
 Investment in securities, at value (Note 2) (amortized cost
  $87,844,385)................................................... $ 87,844,385
 Receivables:
 Interest........................................................      369,768
 Investment securities sold......................................      199,090
 NYLIAC..........................................................       15,271
 Other assets....................................................          166
                                                                  ------------
   Total assets..................................................   88,428,680
                                                                  ------------
LIABILITIES:
 Payables:
 Custodian.......................................................      119,932
 Recordkeeping...................................................       29,621
 Adviser.........................................................       17,289
 Administrator...................................................        6,915
 Directors.......................................................          634
 Accrued expenses................................................       50,963
 Dividend payable................................................      363,982
                                                                  ------------
   Total liabilities.............................................      589,336
                                                                  ------------
 Net assets applicable to
  outstanding shares............................................. $ 87,839,344
                                                                  ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
  200 million shares authorized.................................. $    878,410
 Additional paid-in capital......................................   86,962,267
 Accumulated net realized loss
  on investments.................................................       (1,333)
                                                                  ------------
 Net assets applicable to
  outstanding shares............................................. $ 87,839,344
                                                                  ============
 Shares of capital stock outstanding.............................   87,841,000
                                                                  ============
 Net asset value per share outstanding........................... $       1.00
                                                                  ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1995

INVESTMENT INCOME:
 Income:
 Interest......................................................... $  4,065,628
                                                                   ------------
 Expenses: (Note 2)
 Recordkeeping (Note 3)...........................................      237,763
 Advisory (Note 3)................................................      167,656
 Administration (Note 3)..........................................      134,125
 Shareholder communication........................................       44,802
 Auditing.........................................................       20,689
 Custodian........................................................        9,381
 Legal............................................................        5,662
 Directors........................................................        5,332
 Amortization of organization expense.............................        1,535
 Miscellaneous....................................................        5,437
                                                                   ------------
   Total expenses
    before reimbursement..........................................      632,382
 Expense reimbursement from
  Administrator (Note 3)..........................................     (216,593)
                                                                   ------------
   Net expenses...................................................      415,789
                                                                   ------------
 Net investment income............................................    3,649,839
                                                                   ------------
REALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments.................................         (949)
                                                                   ------------
 Net increase in net assets resulting
  from operations................................................. $  3,648,890
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1995
and December 31, 1994

                                                         1995          1994
                                                     --------------------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income.............................  $  3,649,839  $  2,310,893
 Net realized loss on investments..................          (949)         (342)
                                                     ------------  ------------
 Net increase in net assets resulting from opera-
  tions............................................     3,648,890     2,310,551
                                                     ------------  ------------
 Dividends to shareholders:
 From net investment income........................    (3,649,839)   (2,310,893)
                                                     ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares..................   128,846,016    99,252,119
 Net asset value of shares issued to shareholders
  in reinvestment of dividends.....................     3,587,829     2,011,001
 Net asset value of shares issued in connection
  with acquisition of Money Market Portfolio.......            --    37,601,126
                                                     ------------  ------------
                                                      132,433,845   138,864,246
 Cost of shares redeemed...........................  (115,709,733)  (94,480,925)
                                                     ------------  ------------
  Increase in net assets derived from capital share
   transactions....................................    16,724,112    44,383,321
                                                     ------------  ------------
  Net increase in net assets.......................    16,723,163    44,382,979
NET ASSETS:
 Beginning of year.................................    71,116,181    26,733,202
                                                     ------------  ------------
 End of year.......................................  $ 87,839,344  $ 71,116,181
                                                     ============  ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                 JANUARY 29,
                                                                   1993 (a)
                                                                   THROUGH
                                      YEAR ENDED DECEMBER 31     DECEMBER 31,
                                         1995          1994          1993
                                     -----------------------------------------
Net asset value at beginning of pe-
 riod..............................  $       1.00  $       1.00  $       1.00
                                     ------------  ------------  ------------
Net investment income..............          0.05          0.04          0.02
                                     ------------  ------------  ------------
Less dividends:
 From net investment income........         (0.05)        (0.04)        (0.02)
                                     ------------  ------------  ------------
Net asset value at end of period...  $       1.00  $       1.00  $       1.00
                                     ============  ============  ============
Total investment return (b)........          5.59%         3.82%         2.40%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income.............          5.44%         3.97%         2.65%+
 Net expenses......................          0.62%         0.62%         0.62%+
 Expenses (before reimbursement)...          0.94%         0.89%         1.10%+
Net assets at end of period (in
 000's)............................  $     87,839  $     71,116  $     26,733

--------
(a) Commencement of Operations.
(b) Total return is not annualized.
 + Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO                                          NEW YORK LIFE MFA
PORTFOLIO OF INVESTMENTS                                SERIES FUND, INC.
December 31, 1995

LONG-TERM BONDS (93.9%)+
CORPORATE BONDS (45.2%)

                                                        PRINCIPAL
                                                         AMOUNT       VALUE
                                                       ------------------------

BANKS (7.1%)
BankAmerica Corp.
 7.75%, due 7/15/02................................... $ 4,000,000 $  4,355,000
First Union Corp.
 9.45%, due 6/15/99...................................   5,000,000    5,562,500
Golden West Financial Corp.
 10.25%, due 12/1/00..................................   1,000,000    1,178,750
Republic New York Corp.
 7.75%, due 5/15/09...................................   5,000,000    5,625,000
                                                                   ------------
                                                                     16,721,250
                                                                   ------------
CONTAINERS (1.7%)
Federal Paper Board Inc.
 10.00%, due 4/15/11..................................   3,100,000    3,999,000
                                                                   ------------
DATA PROCESSING (1.3%)
International Business
 Machines Corp.
 6.375%, due 6/15/00..................................   3,000,000    3,071,250
                                                                   ------------
DIVERSIFIED UTILITIES (6.3%)
Consumers Power Co.
 7.375%, due 9/15/23..................................   2,000,000    1,997,500
Long Island Lighting Co.
 8.75%, due 2/15/97...................................   2,000,000    2,025,000
Niagara Mohawk Power Corp.
 7.375%, due 8/1/03...................................   2,000,000    1,905,000
Pacific Gas & Electric Co.
 6.25%, due 3/1/04....................................   3,000,000    2,996,250
Philadelphia Electric Co.
 5.625%, due 11/1/01..................................   3,000,000    2,932,500
Public Service Co. of Colorado
 6.00%, due 1/1/01....................................   3,000,000    3,007,500
                                                                   ------------
                                                                     14,863,750
                                                                   ------------
ELECTRIC UTILITIES (2.0%)
Commonwealth Edison Co.
 9.75%, due 2/15/20...................................   1,450,000    1,691,062
Ohio Edison Co.
 8.50%, due 5/1/96 (a)................................   1,100,000    1,109,625
Southern California Edison Corp.
 5.875%, due 2/1/98...................................   2,000,000    2,010,000
                                                                   ------------
                                                                      4,810,687
                                                                   ------------
FINANCE (11.0%)
American General Finance Corp.
 7.00%, due 10/1/97...................................   7,000,000    7,166,250
Chrysler Financial Corp.
 8.125%, due 12/15/96 (a).............................   6,000,000    6,128,100
Ford Motor Credit Co.
 6.25%, due 2/26/98...................................   3,000,000    3,037,500
General Motors Acceptance Corp.
 7.75%, due 4/15/97...................................   5,000,000    5,131,250
 9.625%, due 12/15/01.................................   1,000,000    1,175,000

--------
+ Percentages indicated are based on Fund net assets.

                                                        PRINCIPAL
                                                         AMOUNT       VALUE
                                                       ------------------------

FINANCE (Continued)
Mellon Financial Co.
 7.625%, due 11/15/99................................. $ 3,000,000 $  3,187,500
                                                                   ------------
                                                                     25,825,600
                                                                   ------------
FOOD (0.5%)
ConAgra, Inc.
 9.875%, due 11/15/05.................................   1,000,000    1,260,000
                                                                   ------------
FOREIGN (3.5%)
British Telecommunications Plc
 9.375%, due 2/15/99..................................   4,200,000    4,646,250
 9.625%, due 2/15/19..................................   1,000,000    1,127,500
National Westminster Bancorp, Inc.
 9.375%, due 11/15/03.................................   2,000,000    2,400,000
                                                                   ------------
                                                                      8,173,750
                                                                   ------------
MOTION PICTURES/T.V. PROGRAMMING (1.0%)
Harcourt General, Inc.
 9.50%, due 3/15/00...................................   2,000,000    2,242,500
                                                                   ------------
OIL & GAS (1.1%)
Phillips Petroleum Co.
 9.18%, due 9/15/21...................................   1,200,000    1,408,500
Tennessee Gas Pipeline Co.
 9.25%, due 5/15/96 (a)...............................   1,060,000    1,073,250
                                                                   ------------
                                                                      2,481,750
                                                                   ------------
PAPER/PRODUCTS (2.2%)
Champion International Corp.
 9.875%, due 6/1/00...................................   4,500,000    5,175,000
                                                                   ------------
RAILROADS (1.1%)
CSX Corp.
 9.00%, due 8/15/06...................................   2,200,000    2,659,250
                                                                   ------------
RETAIL STORES (5.4%)
Price/Costco, Inc.
 7.125%, due 6/15/05..................................   5,000,000    5,218,750
Sears Roebuck & Co.
 8.45%, due 11/1/98...................................   7,000,000    7,498,750
                                                                   ------------
                                                                     12,717,500
                                                                   ------------
TELECOMMUNICATIONS (1.0%)
AT&T Corp.
 8.625%, due 12/1/31..................................   2,000,000    2,292,500
                                                                   ------------
Total Corporate Bonds
 (Cost $99,151,184)...................................              106,293,787
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1995

U.S. GOVERNMENT &
FEDERAL AGENCY (48.7%)

                                                      PRINCIPAL
                                                       AMOUNT       VALUE
                                                     ------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.2%)
 4.95%, due 9/30/98................................. $10,000,000 $  9,863,300
                                                                 ------------
UNITED STATES TREASURY BONDS (19.1%)
 6.875%, due 8/15/25................................  17,000,000   19,165,290
 7.625%, due 2/15/07................................  10,000,000   11,002,600
 7.625%, due 2/15/25................................  12,000,000   14,660,160
                                                                 ------------
                                                                   44,828,050
                                                                 ------------
UNITED STATES TREASURY NOTES (25.4%)
 5.375%, due 11/30/97...............................  15,000,000   15,046,350
 6.50%, due 5/15/05.................................   5,000,000    5,321,000
 7.125%, due 2/29/00................................  10,000,000   10,646,600
 7.50%, due 11/15/01................................   4,300,000    4,739,159
 7.50%, due 5/15/02.................................   5,000,000    5,544,600
 7.50%, due 2/15/05.................................   5,000,000    5,667,600
 8.50%, due 11/15/00................................  11,200,000   12,676,496
                                                                 ------------
                                                                   59,641,805
                                                                 ------------
Total U.S. Government &
 Federal Agency
 (Cost $107,085,052)................................              114,333,155
                                                                 ------------
Total Long-Term Bonds
 (Cost $206,236,236)................................              220,626,942
                                                                 ------------

SHORT-TERM
INVESTMENTS (4.8%)

                                                     PRINCIPAL
                                                      AMOUNT        VALUE
                                                    ----------------------------

COMMERCIAL PAPER (4.8%)
Anheuser-Busch Companies, Inc.
 5.85%, due 1/4/96................................. $ 3,000,000  $  2,998,537
Associates Corp. of North America
 5.444%, due on demand (b).........................   2,235,000     2,235,000
Dupont (E.I.) De Nemours
 5.80%, due 1/5/96.................................   2,058,000     2,056,674
Nike Inc.
 5.95%, due 1/3/96.................................   4,000,000     3,998,678
                                                                 ------------
Total Short-Term Investments
 (Cost $11,288,889)................................                11,288,889
                                                                 ------------
Total Investments
 (Cost $217,525,125) (c)...........................        98.7%  231,915,831(d)
Cash and Other Assets,
 Less Liabilities..................................         1.3     3,114,613
                                                    -----------  ------------
Net Assets.........................................       100.0% $235,030,444
                                                    ===========  ============

--------
(a) Long-term securities maturing within the subsequent twelve month period.
(b) Adjustable rate. Rate shown is the rate in effect at December 31, 1995.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At December 31, 1995 net unrealized appreciation was $14,390,706, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $14,479,179 and aggregate gross unrealized depre-ciation of all investments on which there was an excess of cost over market value of $88,473.

 The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.
BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1995

ASSETS:
 Investment in securities, at value (Note 2)
  (identified cost $217,525,125)................................. $ 231,915,831
 Cash............................................................         6,695
 Receivables:
 Interest........................................................     3,532,379
 Fund shares sold................................................        61,428
 NYLIAC..........................................................        48,271
 Other assets....................................................           583
                                                                  -------------
   Total assets..................................................   235,565,187
                                                                  -------------
LIABILITIES:
 Payables:
 Adviser.........................................................       146,646
 Recordkeeping...................................................       130,435
 Fund shares redeemed............................................        89,311
 Administrator...................................................        19,764
 Directors.......................................................         1,971
 Accrued expenses................................................       146,616
                                                                  -------------
   Total liabilities.............................................       534,743
                                                                  -------------
 Net assets applicable to
  outstanding shares.............................................  $235,030,444
                                                                  =============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
  100 million shares authorized.................................. $     175,142
 Additional paid-in capital......................................   223,209,347
 Accumulated undistributed net
  investment income..............................................         3,457
 Accumulated net realized loss
  on investments.................................................    (2,748,208)
 Net unrealized appreciation
  on investments.................................................    14,390,706
                                                                  -------------
 Net assets applicable to
  outstanding shares.............................................  $235,030,444
                                                                  =============
 Shares of capital stock outstanding.............................    17,514,191
                                                                  =============
 Net asset value per share outstanding........................... $       13.42
                                                                  =============

STATEMENT OF OPERATIONS
For the year ended December 31, 1995

INVESTMENT INCOME:
 Income:
 Interest......................................................... $ 15,866,827
                                                                   ------------
 Expenses: (Note 2)
 Recordkeeping (Note 3)...........................................      767,438
 Advisory (Note 3)................................................      553,053
 Administration (Note 3)..........................................      442,443
 Shareholder communication........................................      149,447
 Auditing.........................................................       39,598
 Legal............................................................       19,575
 Directors........................................................       17,362
 Portfolio pricing................................................        9,859
 Miscellaneous....................................................        4,164
                                                                   ------------
   Total expenses
    before reimbursement..........................................    2,002,939
 Expense reimbursement from
  Administrator (Note 3)..........................................     (631,367)
                                                                   ------------
   Net expenses...................................................    1,371,572
                                                                   ------------
 Net investment income............................................   14,495,255
                                                                   ------------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain on investments.................................    4,716,932
 Net change in unrealized depreciation
  on investments..................................................   17,768,492
                                                                   ------------
 Net realized and unrealized gain
  on investments..................................................   22,485,424
                                                                   ------------
 Net increase in net assets resulting
  from operations................................................. $ 36,980,679
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1995
and December 31, 1994

                                                         1995          1994
                                                     --------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
 Net investment income.............................  $ 14,495,255  $ 14,086,182
 Net realized gain (loss) on investments...........     4,716,932    (4,481,302)
 Net change in unrealized appreciation
  (depreciation) on investments....................    17,768,492   (17,363,837)
                                                     ------------  ------------
 Net increase (decrease) in net assets resulting
  from operations..................................    36,980,679    (7,758,957)
                                                     ------------  ------------
 Dividends to shareholders:
 From net investment income........................   (14,491,993)  (14,085,987)
                                                     ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares..................    22,956,887    21,844,680
 Net asset value of shares issued to shareholders
  in reinvestment of dividends.....................    14,491,993    14,085,987
                                                     ------------  ------------
                                                       37,448,880    35,930,667
 Cost of shares redeemed...........................   (31,593,131)  (36,082,699)
                                                     ------------  ------------
  Increase (decrease) in net assets derived from
   capital share transactions......................     5,855,749      (152,032)
                                                     ------------  ------------
  Net increase (decrease) in net assets............    28,344,435   (21,996,976)
NET ASSETS:
 Beginning of year.................................   206,686,009   228,682,985
                                                     ------------  ------------
 End of year.......................................  $235,030,444  $206,686,009
                                                     ============  ============
 Accumulated undistributed net investment income...  $      3,457  $        195
                                                     ============  ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                               YEAR ENDED DECEMBER 31
                              1995          1994           1993           1992          1991
                           ---------------------------------------------------------------------
Net asset value at
 beginning of year......  $      12.09  $      13.43   $      12.91   $      12.77  $      11.86
                          ------------  ------------   ------------   ------------  ------------
Net investment income...          0.88          0.88           0.95           0.92          1.02
Net realized and
 unrealized gain (loss)
 on investments.........          1.33         (1.34)          0.53           0.13          0.91
                          ------------  ------------   ------------   ------------  ------------
Total from investment
 operations.............          2.21         (0.46)          1.48           1.05          1.93
                          ------------  ------------   ------------   ------------  ------------
Less dividends:
 From net investment
  income................         (0.88)        (0.88)         (0.96)         (0.91)        (1.02)
                          ------------  ------------   ------------   ------------  ------------
Net asset value at end
 of year................  $      13.42  $      12.09   $      13.43   $      12.91  $      12.77
                          ============  ============   ============   ============  ============
Total investment return.         18.31%        (3.39%)        11.40%          8.26%        16.27%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..          6.55%         6.53%          6.79%          7.54%         8.22%
 Net expenses...........          0.62%         0.62%#         0.27%#         0.25%         0.25%
 Expenses (before
  reimbursement)........          0.91%         0.67%#         0.27%#         0.25%         0.25%
Portfolio turnover rate.            81%           88%            41%            10%           57%
Net assets at end of
 year (in 000's)........  $    235,030  $    206,686   $    228,683   $    203,947  $    164,124

--------
# At the MFA Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Bond Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO                                 NEW YORK LIFE MFA
PORTFOLIO OF INVESTMENTS                                SERIES FUND, INC.
December 31, 1995

COMMON STOCKS (96.3%)+


                                                         SHARES       VALUE
                                                       ------------------------

AEROSPACE/DEFENSE (3.0%)
Boeing Co. (The)......................................      30,000 $  2,351,250
Lockheed Martin Corp..................................      61,200    4,834,800
Loral Corp............................................     164,000    5,801,500
                                                                   ------------
                                                                     12,987,550
                                                                   ------------
AUTO & AUTO SERVICES (0.4%)
ITT Industries Inc. ..................................      70,000    1,680,000
                                                                   ------------
BANKS (4.3%)
AmSouth Bancorp. .....................................      62,400    2,519,400
Bank of Boston Corp. .................................      83,000    3,838,750
Chase Manhattan Corp. (The)...........................      90,000    5,456,250
Commerce Bancshares Inc...............................      74,550    2,851,537
Morgan, J.P. & Co., Inc...............................      47,600    3,819,900
                                                                   ------------
                                                                     18,485,837
                                                                   ------------
BUILDING &
 MAINTENANCE (0.9%)
ADT Ltd. (a)..........................................     250,000    3,750,000
                                                                   ------------
BUILDING PRODUCTS (0.9%)
USG Corp. (a).........................................     131,200    3,936,000
                                                                   ------------
CHEMICALS (3.9%)
Engelhard Corp........................................     160,000    3,480,000
IMC Global Inc........................................     120,000    4,905,000
Sealed Air Corp. (a)..................................     300,000    8,437,500
                                                                   ------------
                                                                     16,822,500
                                                                   ------------
COMMERCIAL SERVICES (3.3%)
Equifax Inc...........................................     201,800    4,313,475
Primark Corp. (a).....................................     125,000    3,750,000
Service Corp. International...........................     138,000    6,072,000
                                                                   ------------
                                                                     14,135,475
                                                                   ------------
COMMUNICATIONS (2.5%)
ADC Telecommunications Inc. (a)                             90,000    3,285,000
Allen Group Inc.......................................     150,000    3,356,250
Mobilemedia Corp. (a).................................     175,000    3,893,750
                                                                   ------------
                                                                     10,535,000
                                                                   ------------
COMPUTER & BUSINESS EQUIPMENT (9.8%)
Checkfree Corp. (a)...................................     100,000    2,150,000
Cisco Systems Inc. (a)................................      60,000    4,477,500
Danka Business Systems PLC ADR (b)....................     110,000    4,070,000
First Data Corp.......................................      91,030    6,087,631
FIserv Inc. (a).......................................     111,000    3,330,000
Gateway 2000 Inc. (a).................................     100,000    2,450,000
General Motors CL E...................................     125,000    6,500,000
Global Directmail Corp. (a)...........................     100,000    2,750,000
Intel Corp. ..........................................      65,000    3,688,750
Oracle Corp. (a)......................................      50,000    2,118,750
Quantum Corp. (a).....................................     105,000    1,693,125
Sungard Data Systems Inc. (a).........................     100,000    2,850,000
                                                                   ------------
                                                                     42,165,756
                                                                   ------------

--------
+ Percentages indicated are based on Fund net assets.

                                                         SHARES       VALUE
                                                        -----------------------

DRUGS (8.9%)
Allergan Inc..........................................      92,400 $  3,003,000
American Home Products Corp. .........................      49,500    4,801,500
Elan Corp. Plc ADR (a)(b).............................      81,000    3,938,625
Johnson & Johnson.....................................      94,400    8,083,000
Merck & Co., Inc......................................      69,200    4,549,900
Pfizer Inc............................................      58,800    3,704,400
Schering-Plough Corp. ................................     116,000    6,351,000
Warner-Lambert Co.....................................      38,700    3,758,738
                                                                   ------------
                                                                     38,190,163
                                                                   ------------
ELECTRICAL (4.3%)
Emerson Electric Co...................................      70,000    5,722,500
General Electric Co. .................................     119,000    8,568,000
Mark IV Industries, Inc. .............................     213,103    4,208,784
                                                                   ------------
                                                                     18,499,284
                                                                   ------------
ELECTRONICS (3.6%)
Applied Materials, Inc. (a)...........................      59,900    2,358,563
Avnet Inc.............................................      92,800    4,152,800
Hewlett-Packard Co. ..................................      48,700    4,078,625
LSI Logic Corp. (a)...................................      35,000    1,146,250
MEMC Electronic Materials Inc. (a)....................     110,500    3,605,062
                                                                   ------------
                                                                     15,341,300
                                                                   ------------
FINANCE (6.1%)
Chelsea GCA Realty, Inc. .............................      96,300    2,889,000
Federal Home Loan
 Mortgage Corp. ......................................      70,000    5,845,000
Federal National
 Mortgage Association.................................      40,000    4,965,000
Great Western Financial Corp. ........................     100,000    2,550,000
Republic New York Corp................................     100,000    6,212,500
Signet Banking Corp. .................................     146,900    3,488,875
                                                                   ------------
                                                                     25,950,375
                                                                   ------------
FOODS (2.1%)
ConAgra, Inc..........................................     114,100    4,706,625
General Mills, Inc....................................      75,000    4,331,250
                                                                   ------------
                                                                      9,037,875
                                                                   ------------
HOSPITAL & MEDICAL SERVICES (4.7%)
Columbia/HCA Healthcare Corp..........................     120,800    6,130,600
Guidant Corp. ........................................     105,000    4,436,250
HEALTHSOUTH Corp. (a).................................     181,400    5,283,275
Sybron International Corp. (a)........................     186,200    4,422,250
                                                                   ------------
                                                                     20,272,375
                                                                   ------------
HOUSEHOLD PRODUCTS (2.3%)
Colgate-Palmolive Co. ................................      65,000    4,566,250
Gillette Co. .........................................     100,000    5,212,500
                                                                   ------------
                                                                      9,778,750
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1995

COMMON STOCKS (CONTINUED)


                                                         SHARES       VALUE
                                                        -----------------------

INSURANCE-PROPERTY & CASUALTY (2.5%)
American International Group, Inc.                          52,500 $  4,856,250
Amerin Corp. (a)......................................      85,000    2,273,750
ITT Hartford Group Inc. (a)...........................      70,000    3,386,250
                                                                   ------------
                                                                     10,516,250
                                                                   ------------
LEARNING &
 EDUCATIONAL (0.7%)
Kinder Care Learning
 Centers, Inc. (a)....................................     227,000    2,865,875
                                                                   ------------
LEISURE/AMUSEMENT (0.8%)
Harrah's Entertainment, Inc. (a)......................     144,900    3,513,825
                                                                   ------------
LODGING &
 RESTAURANTS (3.5%)
Bristol Hotel Co. (a).................................      30,000      731,250
ITT Corp. (New) (a)...................................      70,000    3,710,000
Marriott International, Inc. .........................     125,000    4,781,250
McDonald's Corp. .....................................     125,000    5,640,625
                                                                   ------------
                                                                     14,863,125
                                                                   ------------
MACHINERY/CAPITAL
 GOODS (0.6%)
Donaldson Co., Inc....................................     100,000    2,512,500
                                                                   ------------
MANUFACTURING (2.3%)
AlliedSignal Inc. ....................................      96,000    4,560,000
Honeywell Inc.........................................     105,000    5,105,625
                                                                   ------------
                                                                      9,665,625
                                                                   ------------
MEDIA & INFORMATION
 SERVICES (3.0%)
Heritage Media Corp. CL A (a).........................     105,000    2,690,625
Viacom Inc. Class B (a)...............................     100,000    4,737,500
Walt Disney Co. (The).................................      88,800    5,239,200
                                                                   ------------
                                                                     12,667,325
                                                                   ------------
METALS (1.1%)
Aluminum Co. of America...............................      85,000    4,494,375
                                                                   ------------
OIL & ENERGY SERVICES (6.6%)
Aquila Gas Pipeline Corp. ............................     107,800    1,387,925
Enron Corp. ..........................................     120,000    4,575,000
Mobil Corp. ..........................................      45,000    5,040,000
Quaker State Corp. ...................................     295,900    3,735,737
Schlumberger Ltd. ....................................      60,750    4,206,938
Smith International, Inc. (a).........................     180,500    4,241,750
Triton Energy Corp. (a)...............................      80,000    4,590,000
XCL Ltd. (a)..........................................   1,316,800      493,800
                                                                   ------------
                                                                     28,271,150
                                                                   ------------


                                                         SHARES       VALUE
                                                        -----------------------

PAPER & FOREST
 PRODUCTS (0.9%)
Bemis Co..............................................     154,200 $  3,951,375
                                                                   ------------
REAL ESTATE (0.8%)
Liberty Property Trust................................     166,500    3,454,875
                                                                   ------------
RETAIL TRADE &
 MERCHANDISING (4.4%)
Eckerd Corp. (a)......................................      65,000    2,900,625
Federated Department Stores,
 Inc. (a).............................................     147,000    4,042,500
Home Depot Inc........................................      50,000    2,393,750
Price/Costco, Inc. (a)................................     250,000    3,812,500
Smart & Final, Inc....................................     163,000    3,463,750
Staples Inc. (a)......................................      86,300    2,103,563
                                                                   ------------
                                                                     18,716,688
                                                                   ------------
TRANSPORTATION (3.2%)
Canadian National Railway Co. (a)(c)..................      22,500      337,500
Conrail Inc...........................................      63,500    4,445,000
Consolidated Freightways Inc..........................     100,000    2,650,000
Rollins Truck Leasing Corp............................     380,500    4,233,063
UNC Inc. (a)..........................................     300,000    1,800,000
                                                                   ------------
                                                                     13,465,563
                                                                   ------------
UTILITIES--ELECTRIC (0.9%)
CMS Energy Corp.......................................     135,000    4,033,125
                                                                   ------------
UTILITIES--TELEPHONE (4.0%)
Ameritech Corp. ......................................      80,000    4,720,000
Midcom Communication Inc. (a).........................     136,600    2,492,950
Paging Network, Inc. (a)..............................      60,000    1,462,500
Qualcomm Inc. (a).....................................      90,000    3,870,000
WorldCom Inc. (a).....................................     130,000    4,582,500
                                                                   ------------
                                                                     17,127,950
                                                                   ------------
Total Common Stocks
 (Cost $337,852,994)..................................              411,687,866
                                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.
SHORT-TERM INVESTMENTS (3.7%)

                                                PRINCIPAL
                                                 AMOUNT           VALUE
                                               --------------------------------

COMMERCIAL PAPER (3.7%)
Amoco Corp.
 5.80%, due 1/2/96............................ $ 4,540,000     $  4,539,268
Associates Corp. of North America
 5.44%, due on demand (d).....................   2,050,000        2,050,000
Nike Corp.
 5.95%, due 1/5/96............................   4,780,000        4,776,840
Raython Co.
 5.95%, due 1/4/96............................   4,500,000        4,497,769
                                                               ------------
Total Short-Term Investments
 (Cost $15,863,877)...........................                   15,863,877
                                                               ------------
Total Investments
 (Cost $353,716,871) (f)......................       100.0%     427,551,743 (g)
Liabilities In Excess of
 Cash and Other Assets........................        (0.0)(e)      (44,922)
                                               -----------     ------------
Net Assets....................................       100.0%    $427,506,821
                                               ===========     ============

--------
(a) Non-income producing securities.
(b) ADR--American Depository Receipt.
(c) Security purchased, in accordance with the public offering, on an installment receipt basis. The initial payment was $12.00 per share with an obligation to pay $7.93 per share on November 16, 1996. If the security is sold prior to November 16, 1996, the purchaser assumes the obligation.
(d) Adjustable Rate. Rate shown is the rate in effect at December 31, 1995.
(e) Less than one tenth of a percent.
(f) The cost stated also represents the aggregate cost for Federal income tax purposes.
(g) At December 31, 1995 net unrealized appreciation was $73,834,872, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $83,763,599 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $9,928,727.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1995

ASSETS:
 Investment in securities, at value (Note 2)
  (identified cost $353,716,871).................................. $427,551,743
 Cash.............................................................        6,534
 Receivables:
 Dividends and interest...........................................      448,495
 Fund shares sold.................................................      280,848
 NYLIAC...........................................................       80,948
 Other assets.....................................................          971
                                                                   ------------
   Total assets...................................................  428,369,539
                                                                   ------------
LIABILITIES:
 Payables:
 Adviser..........................................................      262,817
 Recordkeeping....................................................      245,911
 Fund shares redeemed.............................................       91,803
 Administrator....................................................       35,851
 Directors........................................................        2,559
 Accrued expenses.................................................      223,777
                                                                   ------------
   Total liabilities..............................................      862,718
                                                                   ------------
 Net assets applicable to
  outstanding shares.............................................. $427,506,821
                                                                   ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
  100 million shares authorized................................... $    248,227
 Additional paid-in capital.......................................  353,423,722
 Net unrealized appreciation
  on investments..................................................   73,834,872
                                                                   ------------
 Net assets applicable to outstanding shares...................... $427,506,821
                                                                   ============
 Shares of capital stock outstanding..............................   24,822,737
                                                                   ============
 Net asset value per share outstanding............................ $      17.22
                                                                   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1995

INVESTMENT INCOME:
 Income:
 Dividends (a).................................................... $  6,132,248
 Interest.........................................................    1,109,794
                                                                   ------------
   Total income...................................................    7,242,042
                                                                   ------------
 Expenses: (Note 2)
 Recordkeeping (Note 3)...........................................    1,347,572
 Advisory (Note 3)................................................      950,231
 Administration (Note 3)..........................................      760,185
 Shareholder communication........................................      279,150
 Auditing.........................................................       59,474
 Legal............................................................       30,782
 Directors........................................................       29,411
 Miscellaneous....................................................        9,851
                                                                   ------------
   Total expenses
    before reimbursement..........................................    3,466,656
 Expense reimbursement from
  Administrator (Note 3)..........................................   (1,110,083)
                                                                   ------------
   Net expenses...................................................    2,356,573
                                                                   ------------
 Net investment income............................................    4,885,469
                                                                   ------------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain on investments.................................   34,444,510
 Net change in unrealized appreciation
  on investments..................................................   56,914,338
                                                                   ------------
 Net realized and unrealized gain
  on investments..................................................   91,358,848
                                                                   ------------
 Net increase in net assets resulting
  from operations................................................. $ 96,244,317
                                                                   ============

--------
(a) Dividends recorded net of foreign withholding taxes in the amount of $35,609.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO                                 NEW YORK LIFE MFA
STATEMENT OF CHANGES IN NET ASSETS                      SERIES FUND, INC.
For the years ended December 31, 1995
and December 31, 1994

                                                         1995          1994
                                                     --------------------------
INCREASE IN NET ASSETS:
 Operations:
 Net investment income.............................. $  4,885,469  $  4,561,447
 Net realized gain on investments...................   34,444,510    19,138,882
 Net change in unrealized appreciation on
  investments.......................................   56,914,338   (19,784,672)
                                                     ------------  ------------
 Net increase in net assets resulting from
  operations........................................   96,244,317     3,915,657
                                                     ------------  ------------
 Dividends and distributions to shareholders:
 From net investment income.........................   (4,897,272)   (4,567,801)
 From net realized gain on investments..............  (34,471,675)  (19,120,138)
                                                     ------------  ------------
   Total dividends and distributions to
    shareholders....................................  (39,368,947)  (23,687,939)
                                                     ------------  ------------
 Capital share transactions:
 Net proceeds from sale of shares...................   35,852,696    32,631,494
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions....   39,368,947    23,687,939
                                                     ------------  ------------
                                                       75,221,643    56,319,433
 Cost of shares redeemed............................  (34,751,127)  (25,581,882)
                                                     ------------  ------------
  Increase in net assets derived from capital share
   transactions.....................................   40,470,516    30,737,551
                                                     ------------  ------------
  Net increase in net assets........................   97,345,886    10,965,269
NET ASSETS:
 Beginning of year..................................  330,160,935   319,195,666
                                                     ------------  ------------
 End of year........................................ $427,506,821  $330,160,935
                                                     ============  ============
 Accumulated undistributed net investment income.... $         --  $      2,749
                                                     ============  ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                               YEAR ENDED DECEMBER 31
                              1995          1994           1993           1992          1991
                           ---------------------------------------------------------------------
Net asset value at
 beginning of year......  $      14.69  $      15.64   $      15.53   $      15.57  $      13.00
                          ------------  ------------   ------------   ------------  ------------
Net investment income...          0.22          0.22           0.24           0.22          0.27
Net realized and
 unrealized gain (loss)
 on investments.........          4.06         (0.03)          1.88           1.72          4.10
                          ------------  ------------   ------------   ------------  ------------
Total from investment
 operations.............          4.28          0.19           2.12           1.94          4.37
                          ------------  ------------   ------------   ------------  ------------
Less dividends and
 distributions:
 From net investment
  income................         (0.22)        (0.22)         (0.25)         (0.22)        (0.29)
 From net realized gain
  on investments........         (1.53)        (0.92)         (1.76)         (1.76)        (1.51)
                          ------------  ------------   ------------   ------------  ------------
Total dividends and
 distributions..........         (1.75)        (1.14)         (2.01)         (1.98)        (1.80)
                          ------------  ------------   ------------   ------------  ------------
Net asset value at end
 of year................  $      17.22  $      14.69   $      15.64   $      15.53  $      15.57
                          ============  ============   ============   ============  ============
Total investment return.         29.16%         1.20%         13.71%         12.42%        33.62%
Ratios (to average net
 assets)/Supplemental
 Data:
 Net investment income..          1.29%         1.41%          1.42%          1.50%         1.78%
 Net expenses...........          0.62%         0.62%#         0.27%#         0.27%         0.29%
 Expenses (before
  reimbursement)........          0.91%         0.65%#         0.27%#         0.27%         0.29%
Portfolio turnover rate.           104%          108%           121%            82%          100%
Net assets at end of
 year (in 000's)........  $    427,507  $    330,161   $    319,196   $    272,834  $    204,147

--------
# At the MFA Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Growth Equity Portfolio assume certain admin-istrative and operating expenses of the Fund previously borne by New York Life.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1--Organization and Business:
-------------------------------------------------------------------------------

New York Life MFA Series Fund, Inc. (the "Company") was incorporated under Maryland law on June 3, 1983. The Company is registered under the Investment Company Act of 1940, as amended, ("Investment Company Act") as an open-end diversified management investment company. Cash Management Portfolio, which commenced operations on January 29, 1993, and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Funds") are separate series of the Company. Shares of the Funds are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Funds to, among others, New York Life Insurance and Annuity Corporation's MFA Separate Account I, MFA Separate Account II and VLI Separate Account ("Separate Accounts", collectively). The MFA Separate Accounts are used to fund multi-funded retirement annuity policies and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

  Effective May 2, 1994, the name of the New York Life MFA Series Fund, Inc. Common Stock Portfolio changed to New York Life MFA Series Fund, Inc. Growth Equity Portfolio.

  The investment objectives for each of the Portfolios of the Company are as follows:

   Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

   Bond: to seek the highest income over the long term consistent with preser-vation of principal.

   Growth Equity: to seek long-term growth of capital with income as a second-ary consideration.

-------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
-------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Company:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Fund is calculated on every day the New York Stock Exchange is open for trading, except the day after Thanksgiving and Christmas Eve. Net asset value per share is calculated as of the regular close of the New York Stock Exchange (normally 4:00 P.M., Eastern time) for each Fund by dividing the current market value (amortized cost, in the case of Cash Management Portfolio) of the Fund's total assets, less liabilities, by the total number of outstanding shares of that Fund.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at amortized cost, which approximates market value. This method involves initially valuing an instrument at its cost and thereafter amortizing the premium or accreting the discount to income over the life of the security.

  Securities of each of the other Funds are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected by the Adviser if these prices are deemed

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.

to be representative of market values at the regular close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

  Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Funds' calculations of net asset values unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.


                                      (C)

REPURCHASE AGREEMENTS. At the time the Funds enter into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in a segregated account of the respective Funds' custodian. In the case of repurchase agreements exceeding one day, the market value of the underlying securities are monitored by the Adviser by pricing them daily. (Also see Note 5).

                                      (D)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Company records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for all Funds are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first date of call.


                                      (E)

FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for Federal income tax purposes. The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

  Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (F)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly. Each of the other Funds intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year.

  Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                                      (G)

ORGANIZATION COSTS. Costs incurred in connection with the initial organization and registration of a Portfolio of the Company are amortized over 60 months beginning with the commencement of operations of the respective Portfolio. Organization costs for Cash Management Portfolio, paid by, and reimbursable to, NYLIAC, aggregated approximately $50,700. Such costs are being amortized beginning with the commencement of operations of the Portfolio on January 29, 1993. In the event that any of the initial shares purchased by NYLIAC are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organizational expenses which the number of shares redeemed bears to the total number of initial shares purchased.

  All of the initial shares purchased by NYLIAC in Cash Management Portfolio were redeemed on February 21, 1995. (Also see Note 7 for further discussion of this redemption).

                                      (H)

EXPENSES. Expenses with respect to the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where allocations of direct expenses can otherwise fairly be made.

                                      (I)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

-------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
-------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to Cash Management Portfolio under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). New York Life acts as investment adviser to Bond and Growth Equity Portfolios under an Investment Advisory agreement.

  NYLIAC is Administrator for the Company.

  The Company, on behalf of each Fund, pays the Advisers and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Fund as follows:

                                                           ADVISER ADMINISTRATOR
                                                           ------- -------------
Cash Management Portfolio.................................  .25%       .20%
Bond Portfolio............................................  .25%       .20%
Growth Equity Portfolio...................................  .25%       .20%

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.

  The Administrator has voluntarily agreed to assume the Funds' operating expenses through December 31, 1996, which on an annualized basis exceed the percentages indicated below, after which, the voluntary expense limitation may be terminated at any time.

Cash Management Portfolio.................................................. .62%
Bond Portfolio............................................................. .62%
Growth Equity Portfolio.................................................... .62%

  In connection with the expense limitation the Administrator assumed certain of the expenses of the Funds for the year ended December 31, 1995 as shown on the Statement of Operations.

                                      (B)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay-Shields, Monitor, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $16,000 and $750 for each Board meeting attended plus reimbursement for travel and out-of-pocket expenses. The Company allocates this expense in proportion to the net assets of the respective Funds.

                                      (C)

RECORDKEEPING FEES. NYLIAC provides recordkeeping services for Cash Management, Bond and Growth Equity Portfolios. For the year ended December 31, 1995 the Portfolios accrued recordkeeping fees as follows:

Cash Management Portfolio........................................... $  153,011
Bond Portfolio......................................................    710,786
Growth Equity Portfolio.............................................  1,270,983

NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

At December 31, 1995, for Federal income tax purposes, capital loss carryforwards, as shown in the table below, are available to the extent provided by regulations to offset future realized gains of each respective Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                  CAPITAL LOSS
                                                AVAILABLE THROUGH AMOUNT (000'S)
                                                ----------------- --------------
Cash Management Portfolio......................       2003            $    1
                                                                      ======
Bond Portfolio.................................       2002            $2,748
                                                                      ======

  Bond Portfolio utilized $4,716,932 of capital loss carryforwards during the current year.

--------------------------------------------------------------------------------
NOTE 5--Financial Investments:
--------------------------------------------------------------------------------

Each Portfolio may enter into repurchase agreements to earn income. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

--------------------------------------------------------------------------------
NOTE 6--Acquisition of Money Market Portfolio:
--------------------------------------------------------------------------------

On March 31, 1994, Cash Management Portfolio acquired all the net assets of Money Market Portfolio pursuant to a plan of reorganization approved by the shareholders of Cash Management and Money Market Portfolios on December 14, 1993. The acquisition was accomplished by a tax-free exchange of 37,601,126 shares of Cash Management Portfolio (valued at $37,601,126) for the 3,759,941 shares of Money Market Portfolio outstanding on March 31, 1994. Money Market's net assets at that date ($37,597,525) were combined with those of Cash Management Portfolio. The aggregate net assets of Cash Management and Money Market Portfolios immediately before the acquisition were $28,516,066 and $37,597,525, respectively. The combined net assets of Cash Management and Money Market Portfolios immediately after the acquisition were $66,113,591.

                                                        NEW YORK LIFE MFA
                                                        SERIES FUND, INC.

NOTE 7--Redemption by NYLIAC of Initial Investment:
--------------------------------------------------------------------------------

On February 21, 1995, NYLIAC redeemed all of its initial investment in Cash Management Portfolio. In connection with the redemption of the initial shares, NYLIAC reimbursed the Portfolio $28,042, which represented the unamortized deferred organization expense of the Portfolio on the date of the redemption.

--------------------------------------------------------------------------------
NOTE 8--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the year ended December 31, 1995, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                 BOND          GROWTH EQUITY
                                              PORTFOLIO          PORTFOLIO
                                          PURCHASES  SALES   PURCHASES  SALES
                                          -------------------------------------
U.S. Government Securities............... $161,939  $149,343 $     --  $     --
All others...............................   24,868    19,504  396,667   373,184
                                          -------------------------------------
Total.................................... $186,807  $168,847 $396,667  $373,184
                                          =====================================

--------------------------------------------------------------------------------
NOTE 9--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares throughout each year ended December 31, 1995 and December 31, 1994 were as follows:

                                      CASH MANAGEMENT    BOND     GROWTH EQUITY
                                         PORTFOLIO     PORTFOLIO    PORTFOLIO
                                       1995    1994   1995  1994   1995   1994
                                      -----------------------------------------
Shares sold.......................... 128,846  99,252 1,732 1,676  2,118  2,091
Shares issued in reinvestment of
 dividends and
 distributions.......................   3,588   2,011 1,080 1,165  2,286  1,616
Shares issued in connection with
 acquisition of
 Money Market Portfolio..............      --  37,601    --    --     --     --
                                      -----------------------------------------
                                      132,434 138,864 2,812 2,841  4,404  3,707
Shares redeemed...................... 115,710  94,481 2,397 2,776  2,060  1,642
                                      -----------------------------------------
Net increase (decrease)..............  16,724  44,383   415    65  2,344  2,065
                                      =========================================


REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
To the Board of Directors and Shareholders of New York Life MFA Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Management Portfolio, Bond Portfolio and Growth Equity Portfolio, (three of the ten portfolios con-stituting New York Life MFA Series Fund, Inc., hereafter referred to as the "Funds") at December 31, 1995, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally ac-cepted accounting principles. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibil-ity of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by cor-respondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, pro-vide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 16, 1996

                                                NEW YORK LIFE
                                                MFA SERIES FUND, INC.
--------------------------------------------------------------------------------

                             Officers and Directors
                      Richard M. Kernan, Jr., Chairman,Chief Executive Officer
                       and Director
                      Anne F. Pollack, President,Chief Administrative Officer
                       and Director
                      Michael J. Drabb, Director
                      Jill Feinberg, Director
                      Daniel Herrick, Director
                      Robert D. Rock, Director and Vice President
                      Roman L. Weil, Director
                      Richard W. Zuccaro, Tax Vice President
                      Anthony W. Polis, Treasurer
                      A. Thomas Smith III, Secretary
                      Marc J. Chalfin, Controller

                              Investment Advisers
                      MacKay-Shields Financial Corporation
                      New York Life Insurance Company

                                 Administrator
                      New York Life Insurance and Annuity Corporation

                                   Custodians
                      The Bank of New York
                      Chemical Bank

                            Independent Accountants
                      Price Waterhouse LLP

                                 Legal Counsel
                      Jorden Burt Berenson & Johnson LLP

[LOGO OF NEW YORK LIFE]  New York Life Insurance and Annuity Corporation
                         P.O. Box 299, Madison Square Station
                         New York, NY 10159

   Bulk Rate
  U.S. Postage
     PAID
 New York, N.Y.
Permit NO. 6218


[LOGO OF RECYCLED PAPER]

      Printed on
       recycled
        paper

     18503 (296)